THE MANAGERS FUNDS
--------------------------------
INCOME EQUITY FUND
CAPITAL APPRECIATION FUND
SPECIAL EQUITY FUND
INTERNATIONAL EQUITY FUND
EMERGING MARKETS EQUITY FUND
--------------------------------

PROSPECTUS
DATED APRIL 1, 1999, as
supplemented March 17, 2000

--------------------------------
WHERE LEADING MONEY MANAGERS CONVERGE



The  Securities and Exchange Commission has not approved  or
disapproved   these   securities  or  determined   if   this
Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
-----------------------------------------------------------------

            KEY INFORMATION ABOUT THE EQUITY FUNDS
Risk/Return    Goals, Principal Strategies and Principal
 Summary       Risks of the Funds                               1
               Risk Summary                                     3
               Performance Summary                              5
               Fees and Expenses of the Funds                   8

            THE MANAGERS FUNDS
               The Management Team                              11
               The Year 2000 Issue                              11
____________________________________________________________________
Summary of   INCOME EQUITY FUND
   the         Objective                                       12
               Principal Investment Strategies                 12
   Funds       Principal Risk Factors                          12
               Should I Invest In This Fund?                   13
               Fees and Expenses                               13
               Portfolio Management of the Fund                14

            CAPITAL APPRECIATION FUND
               Objective                                       15
               Principal Investment Strategies                 15
               Principal Risk Factors                          15
               Should I Invest In This Fund?                   16
               Fees and Expenses                               16
               Portfolio Management of the Fund                17

            SPECIAL EQUITY FUND
               Objective                                       18
               Principal Investment Strategies                 18
               Principal Risk Factors                          19
               Should I Invest In This Fund?                   20
               Fees and Expenses                               20
               Portfolio Management of the Fund                20

            INTERNATIONAL EQUITY FUND
               Objective                                       22
               Principal Investment Strategies                 22
               Principal Risk Factors                          22
               Should I Invest In This Fund?                   23
               Fees and Expenses                               24
               Portfolio Management of the Fund                24

            EMERGING MARKETS EQUITY FUND
               Objective                                       26
               Principal Investment Strategies                 26
               Principal Risk Factors                          26
               Should I Invest In This Fund?                   27
               Fees and Expenses                               28
               Portfolio Management of the Fund                28
____________________________________________________________________
             OTHER SECURITIES AND INVESTMENT PRACTICES         30
Additional   OTHER RISK FACTORS
  Risks of     A Few Words About Risk                          32
Investing
____________________________________________________________________
Information  FINANCIAL HIGHLIGHTS
About your     Financial Information for the Funds             39
Investment
            YOUR ACCOUNT
               Minimum Investments in Our Funds                45
               How to Purchase Shares                          46
               How to Sell Shares                              47

            INVESTOR SERVICES
               General Fund Policies                           49

            ACCOUNT POLICIES, DIVIDENDS AND TAXES
               Account Statements                              50
               Dividends and Distributions                     50
               Tax Information                                 50

____________________________________________________________________
            FOR MORE INFORMATION                       Back Cover

KEY INFORMATION ABOUT THE EQUITY FUNDS
-------------------------------------------------------------------

This Prospectus contains important information for anyone interested in investing in any of the Equity Funds of The Managers Funds no-load mutual fund family. Please read this document carefully before you invest and keep it for future reference.

You should base your purchase of these Funds on your own goals, risk preferences and investment time horizons.




                GOALS, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS
                                OF THE FUNDS


Fund/Principal Risk Factors          	Goal             Principal	Strategies
----------------------------------------------------------------------------
* Income Equity Fund	         High current income    	-Invests principally in
					                         fom income-producing		   income-producing equity securities of madeium- and
* Principal Risk Factors:	    equity securities	       large-sized U.S. companies
     	Market Risk		                                  	-Seeks undervalued investments
      Econmic Risk
     	Sector (Industry) Risk




* Capital Appreciation Fund	 Long-term capital	       -Invests principally in equity securities
	                            appreciation from	        of medium- and large-sized
*Principal	Risk Factors:     equity securities;     	  U.S. companies
     	Market Risk	           income is the         	 	-Seeks investments in companies
     	Price Risk	            secondary objective	      with the potential for long-term growth
     	Sector (Industry) Risk


* Special Equity Fund	       Long-term capital	       -Invests principally in equity securities of
                             appreciation from      	  small- to medium-sized U.S. companies
*Principal	Risk Factors:     equity securities of    	-Seeks investments in companies with the
     	Market Risk	           small- and medium-	       potential for long-term growth as
     	Liquidity Risk        	sized companies	          well as undervalued investments
     	Price Risk

--------------------------------------------------------------------------------
*A more complete description of the Principal Risk Factors is found on the following pages.

                                    1

Risk/Return Summary
------------------------------------------------------------------------------


* International Equity      Long-term capital	        -Invests principally in equity securities of
	    Fund                   appreciation from	         medium- to large-sized non-U.S. companies
*Principal Risk Factors:	   foreign equity securities;-Seeks to achieve returns from capital
     	Market Risk			        income is the secondary    appreciation due to price multiple
     	Currency Risk			      objective                   expansion and earnings growth
     	Political Risk
      Economic Risk
      Liquidity Risk


* Emerging Markets Equity 	Long-term capital         	-Invests principally in equity securities of
      Fund	                appreciation from	          companies in emerging market and developing countries
	                          emerging market	           -Seeks to achieve returns from capital
*Principal	Risk Factors:	  equity securities	          appreciation through price multiple
     	Market Risk			                                   expansion and earnings growth
    	 Liquidity Risk	                                	-Investments may be in companies of any size
     	Currency Risk
     	Political Risk


------------------------------------------------------------------------------
*A more complete description of the Principal Risk Factors is found on the following pages.

                                                       Risk/Return Summary
----------------------------------------------------------------------------
RISK SUMMARY

[GRAPHIC]
All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in these Funds.

Before you invest, please make sure that you have read, and understand, the risk factors that apply to the specific Fund in which you are investing. As with any mutual fund, you could lose money.

Please keep in mind that shares of these Funds:
* Are not deposits or obligations of any bank
* Are not guaranteed or endorsed by any bank
* Are not federally insured by the Federal Deposit Insurance
  Corporation, the Federal Reserve Board or any other federal agency

The following are the Principal Risk Factors associated with the Equity Funds. For more information regarding these and other risk factors, see OTHER RISK FACTORS.


MARKET RISK (ALL FUNDS)
[GRAPHIC]

Market risk is also called systematic risk. It typically refers to the basic variability that stocks exhibit as a result of stock market fluctuations. Despite the unique influences on individual companies, stock prices in general rise and fall as a result of investors' perceptions of the market as a whole. The consequences of market risk are that if the stock market drops in value, the value of each Fund's portfolio of investments are also likely to decrease in value. The increase or decrease in the value of a Fund's investments, in percentage terms, may be more or less than the increase or decrease in the value of the market. Most international markets do not move together with U.S. markets, or with other international markets.

Price Risk (Capital Appreciation Fund; Special Equity Fund)
As investors perceive and forecast good business prospects, they are willing to pay higher prices for securities. Higher prices therefore reflect higher expectations. If expectations are not met, or if expectations are lowered, the prices of the

                                                    	Risk/Return Summary
------------------------------------------------------------------------

securities will drop. This happens with individual securities or the financial markets overall.

[GRAPHIC]
Sector (Industry) Risk (Income Equity Fund; Capital Appreciation
Fund)

Companies that are in similar businesses may be similarly affected by particular economic or market events, which may in certain circumstances cause the value of securities in all companies in that sector or industry to decrease. To the extent a Fund has substantial holdings within a particular sector or industry, the risks associated with that sector or industry increase. Diversification among groups may reduce sector (industry) risk but may also dilute potential returns.

Liquidity Risk (Special Equity Fund; International Equity Fund;
Emerging Markets Equity Fund)

Liquidity Risk is the risk that the Fund cannot sell a security at a reasonable price within a reasonable time frame when it wants or needs to due to a lack of buyers for the security. This risk applies to all assets. However, it is higher for small-capitalization stocks and stocks of foreign companies than it typically is for large-capitalization domestic stocks.

Economic Risk (Income Equity Fund; International Equity Fund)

The prevailing economic environment is important to the health of all businesses. However, some companies are more sensitive to changes in the domestic and/or global economy than others. These types of companies are often referred to as cyclical businesses. Countries in which a large portion of businesses are in cyclical industries are thus also very economically sensitive and carry a higher amount of economic risk.

[GRAPHIC]
Currency Risk (International Equity Fund; Emerging Markets Equity
Fund)

The value of foreign securities in an investor's home currency depends both upon the price of the securities and the

                                                Risk/Return Summary
--------------------------------------------------------------------

exchange rate of the currency. Adverse currency fluctuations are an additional risk of foreign investing. Currency risk may be reduced through diversification among currencies or hedging with the use of foreign currency contracts.

[GRAPHIC]
* Euro Conversion. The introduction of a new single European currency, known as the "euro," may result in uncertainties for securities in European companies, European markets and the operation of the Funds. The euro was introduced on January 1, 1999 by 11 European Union member countries who are participating in the European Monetary Unit. The introduction of the euro results in the redenomination of certain European debt and equity securities over a period of time, which may bring differences in various tax, accounting and legal treatments that would not otherwise occur. Any market disruptions due to the euro could have an adverse effect on the Funds. At this stage, no one knows what degree of impact the introduction of the euro will have on the Funds. To the extent that the impact adversely affects a particular holding in a Fund's portfolio, the Fund's performance may be affected.

[GRAPHIC]
Political Risk (International Equity Fund; Emerging Markets Equity
Fund)

Changes in the political status of any country can have profound effects on the values of securities within that country as well as the credit quality of the securities. Related risk factors are the regulatory environment within any country or industry and the sovereign health of the country. These risks may be reduced only by carefully monitoring the economic, political and regulatory atmosphere within countries and diversifying across countries.

PERFORMANCE SUMMARY

The following bar charts illustrate each Fund's year-by-year total return and how performance of each of the Funds has varied over the past ten years (with the exception of the Emerging Markets Equity
Fund).* Each chart assumes that all dividend and capital gain distributions have been reinvested. Past performance does not guarantee future results.

-------------------------------------------------------------------
*The Fund commenced operations on February 9, 1998.

                                               	Risk/Return Summary
--------------------------------------------------------------------


                     MANAGERS EQUITY FUNDS
                ANNUAL RETURNS - LAST TEN CALANDER YEARS
Fund                            1989         1990           1991       1992     1993     1994     1995     1996     1997     1998
--------                        -----         -----          ----      -----     ----     ----     ----     ----     ----     ----
Income Equity Fund             22.2%          -13.0          29.7      10.0      12.4     1.0      34.4     17.1     27.2     11.8
Capital Appreciation Fund      21.0           - 1.9          32.9      10.5      16.7    -1.5      33.4     13.7     12.7     57.4
Special Equity Fund            32.8           -15.8          49.8      16.1      17.4    -2.0      33.9     24.8     24.4      0.2
International Equity Fund      15.1           - 9.5          18.2       4.3      38.2     2.0      16.2     12.8     10.8     14.5
--------------

*For the Income Equity Fund over this period, the highest quarterly return was 14.40% and the lowest quarterly return was -16.52%.
*For the Capital Appreciation Fund over this period, the highest quarterly return was 31.25% and the lowest quarterly return was -14.17%.
*For the Special Equity Fund over this period, the highest quarterly return was 21.64% and the lowest quarterly return was -20.97%.
*For the International Equity Fund over this period, the highest quarterly return was 13.86% and the lowest quarterly return was -16.18%.
*For the Emerging Markets Equity Fund over this period, the highest quarterly return was 15.35% and the lowest quarterly return was -20.59%.

                                 5-7

Risk/Return Summary
-------------------------------------------------------------------------

The following table compares each Fund's performance to that of a broadly based securities market index. Again, the table assumes that dividends and capital gains distributions have been reinvested for both the Fund and the applicable Index (with the exception of the MSCI EAFE Index, as noted). As always, the past performance of the Fund is not an indication of how the Fund will perform in the future.


AVERAGE ANNUAL TOTAL RETURNS (AS A PERCENTAGE) AS OF 12/31/98*

                           1 YEAR              5 YEARS           10 YEARS
                           ------              -------            -------
Income Equity Fund        11.77%             17.68%              14.43%
S&P 500 Index             28.57%             24.05%              19.18%

Capital Appreciation
   Fund                   57.45%             21.52%              18.37%
S&P 500 Index             28.57%             24.05%              19.18%

Special Equity Fund        0.18%             15.35%              16.64%
Russell 2000 Index        -2.26%             11.92%              12.95%

International Equity
   Fund                   14.54%             11.16%              11.62%
MSCI EAFE**               19.99%              9.19%               5.70%
------------------------------------------------------------------------

*All returns for the Funds are after expenses.
**Net dividends have been reinvested.

[TEXT BOX]
Total Return is used by all mutual funds to calculate the hypothetical change in the value of a share over a specified period of time, assuming reinvestment of all dividends and distributions.


FEES AND EXPENSES OF THE FUND

As an investor, you pay certain fees and expenses in connection with buying and holding shares of the Funds. The following table illustrates those fees and expenses. Keep in mind that each of these Funds has no sales charge (load).

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of the offering price).............  None
Maximum Deferred Sales Charge (Load)..................  None
Meximum Sales Charge (Load) Imposed on Reinvested
  Dividends and Other Distributions...................  None
Redemption Fee........................................  None
Exchange Fee..........................................  None
Maximum Account Fee...................................  None

ANNUAL FUND OPERATION EXPENSES (expenses that are deducted from Fund assets)


                        Income                Capital            Special            International            Emerging Markets
                        Equity             Appreciation          Equity             Equity                     Equity
                         Fund                 Fund                Fund                Fund                      Fund
------------------------------------------------------------------------------------------------------------------------------
Management Fee          0.75%                  0.80%              0.90%              0.90%                   1.15%(a)
Distribution (12b-1)
   Fees                 0.00%                  0.00%              0.00%              0.00%                   0.00%
Other Expenses          0.57%                  0.56%              0.44%              0.52%                   2.17% (b)
Total Annual Fund
   Operating Expenses   1.28%                  1.29%              1.34%              1.41%                   3.18%(e)
---------------------

(a) The Management Fee currently being charged is 0.75%, which reflects a voluntary waiver by The Managers Funds LLC. The waiver is expected to continue throughout fiscal 1999, but may be modified or terminated at the sole discretion of the investment manager.

(b) The Fund's Other Expenses are 1.79%, which reflects a voluntary waiver of the administration fee by The Managers Funds LLC. The waiver is expected to continue throughout fiscal 1999, but may be modified or terminated at the sole discretion of the investment manager.

(c) The Funds have entered into arrangements with one or more third-party broker/dealers who have paid a portion of the Funds' custodian expenses. Absent these expense reductions, the ratio of expenses to average net assets would have been 1.32%, 1.36%, 1.34%, 1.42% and 3.32% for the Income Equity, Capital Appreciation, Special Equity, International Equity and Emerging Markets Equity Funds, respectively.

(d) The Total Annual Fund Operating Expenses are currently 2.54%, which reflects all waivers in effect.

[TEXT BOX]
The Management Fee is the fee paid to The Managers Funds LLC of which a portion is paid to the asset managers who manage the Fund's portfolios.

Distribution (12b-1) Fees are those expenses charged by some mutual funds for the cost of marketing and advertising. THE FUNDS DO NOT HAVE ANY 12B-1 FEES.

Example

The following Example will help you compare the costs of investing in the Funds to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and each of the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

                                                        Risk/Return Summary
---------------------------------------------------------------------------


Fund                        1 Year             3 Years              5 Years           10 Years
-------------             ----------          -----------         ---------           ---------
Income Equity Fund          $130               $406                $702               $1545
Capital Appreciation Fund    131                409                 708                1556
Special Equity Fund          136                425                 734                1613
International Equity
   Fund                      144                446                 771                1691
Emerging Markets Equity
   Fund(a)                   321                983                1664                3485

[FN]
(a) Your costs for the Fund, including all waivers currently in effect, would be $257, $791, $1350 and $2875, for 1 year, 3 years, 5 years and 10 years, respectively.

The Managers Funds
-----------------------------------------------------------------

THE MANAGEMENT TEAM
[GRAPHIC]

The Managers Funds (referred to in this Prospectus as "We" and "Us") is a no-load mutual fund family currently comprised of ten different Funds, each having distinct investment management objectives, strategies, risks and policies. Many of our Funds employ a multi-manager investment approach which can provide added diversification within each portfolio.

The Managers Funds LLC, a subsidiary of Affiliated Managers Group, Inc., serves as investment manager to each Fund and is responsible for the Fund's overall administration and distribution. It selects and recommends, subject to the approval of the Board of Trustees and in some cases the shareholders of the Funds, one or more asset managers to manage each Fund's investment portfolio. The Managers Funds LLC also allocates assets to the asset managers based on certain evolving targets, monitors the performance, security holdings and investment strategies of these external asset managers and when appropriate, researches any potential new asset managers for our Fund family.

THE YEAR 2000 ISSUE
[GRAPHIC]

The "Year 2000 problem," a date-related computer issue, could have an adverse impact on the nature and quality of the services provided to the Funds and their shareholders. In addition to verifying that all internal systems are able to handle dates past 1999 (otherwise known as "Year 2000 compliant"), we are taking steps to address the problem by working with all of our sub-advisers and outside vendors. We have obtained assurances from each of our key service providers that they are taking steps within their organizations to make their systems and products Year 2000 compliant. However, we cannot be completely certain that all sub-advisers and vendors will be fully Year 2000 compliant. We are unable to predict the impact of this problem on the portfolio companies in which the Funds invest. We will continue to monitor developments relating to this issue.

Managers Income Equity Fund               Ticker Symbol:  MGIEX
-----------------------------------------------------------------


Objective

The Fund's objective is to achieve a high level of current income from a diversified portfolio of income-producing equity securities.

[GRPHIC]
Principal Investment Strategies

Under normal market conditions, the Income Equity Fund invests at least 65% of its total assets in income-producing equity securities of U.S. companies, such as common and preferred stocks that pay regular dividends. The Fund generally invests in medium- and large-sized companies, that is, companies with capitalizations that are at least the size of companies whose securities are represented in the S&P 400.

The assets of the Income Equity Fund are allocated among two asset managers, each of which acts independently of the other and uses its own methodology in selecting portfolio investments. Both asset managers emphasize a value approach to investing, that is, each selects stocks that it believes are trading below their real value.

Generally, the asset managers compare a company's stock price to the company's earnings, or its potential to generate strong, sustainable earnings, as well as its potential for long-term profitability and the quality of its management. A stock is sold if the asset managers believe that these characteristics of a company do not support its current stock price.

Principal Risk Factors
[GRAPHIC]

The principal risks of the Income Equity Fund are the risks generally of investing in stocks. They include the risk of sudden and unpredictable drops in the value of the market as a whole and periods of lackluster performance. The success of the Fund's investment strategy depends significantly on each asset manager's skill in assessing the potential of the securities in which the Fund invests.

The primary risk of value stocks is that they may not appreciate to the extent expected by the asset managers because the underlying circumstances causing the market to


[TEXT BOX:  Capitalization is the market value of the company. It is equal to the per share price of the company's stock times the number of shares outstanding.]

                                             		Ticker Symbol:  MGIEX
---------------------------------------------------------------------


[TEXT BOX:  More information on the Fund's investment strategies and holdings can be found in our current Annual and Semi-Annual Reports or on our Internet website at www.managersfunds.com]

com. undervalue them do not change. To the extent that the Fund invests in those kinds of stocks, it will be exposed to the risks associated with those kinds of investments. For these and other reasons, the Fund may underperform other stock funds (such as international, small-company stock funds and growth funds) when stocks of medium- and large-sized domestic companies are out of favor.

Shares of the Income Equity Fund will rise and fall in value, and there is a risk that you could lose money by investing in the Fund. The Fund cannot be certain that it will achieve its goal. The Fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

            SHOULD I INVEST IN THIS FUND?

            This Fund may be suitable if you:
            o Are seeking an opportunity for medium- to large-capitalization equity returns in your investment portfolio
            o Are seeking additional return from current dividends
            o Are willing to accept a moderate risk investment
            o Have an investment time horizon of five years or more

            This Fund may not be suitable if you:
            o Are seeking stability of principal
            o Are investing with a shorter time horizon in mind
            o Are uncomfortable with stock market risk

FEES AND EXPENSES

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee........................................... 0.75%
Distribution (12b-1) Fees................................ 0.00%
Other Expenses........................................... 0.57%
Total Expenses before Expense Reductions................. 1.32%
Expense Reductions (a)...................................(0.04)%
Total Annual Fund Operating Expenses..................... 1.28%
-----------------

[TEXT BOX:  What am I investing in?
            You are buying shares of a pooled investment known as a mutual fund.

            It is professionally managed and gives you the opportunity to invest in a wide variety of companies, industries and markets.
            This Fund is not a complete investment program and there is no guarantee that the Fund will reach its stated goals.]

Ticker Symbol:  MGIEX
-----------------------------------------------------------------------------

[FN]
(a) Includes earnings on overnight cash balances and Fund expenses paid by certain brokers to whom the Fund has directed business.


PORTFOLIO MANAGEMENT OF THE FUND

[GRAPHIC]

Armstrong Shaw Associates Inc. and Chartwell Investment Partners,
L.P. each manage a portion of the Fund.

Armstrong Shaw Associates Inc. has managed a portion of the Fund since March 2000. Armstrong Shaw, located at 32 Threadneedle Lane, Stamford, Connecticut, was founded in 1984. As of December 1999, Armstrong Shaw had assets under management of over $750 million. Jeffrey Shaw is the lead portfolio manager for the portion of the Fund managed by Armstrong Shaw. He has been the President of Armstrong Shaw since 1988, and is a co-founder of the firm.

Chartwell has managed a portion of the Fund since September 1997. Chartwell, located at 1235 Westlakes Drive, Suite 330, Berwyn, Pennsylvania 19312, was formed in 1997. As of December 31, 1998, Chartwell had assets under management of $2.7 billion. Harold Ofstie leads a team of portfolio managers for the portion of the Fund managed by Chartwell. Mr. Ofstie has been a Partner at Chartwell since its formation. Prior to that time, he was a Portfolio Manager with Delaware Investment Advisers.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.75% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Armstrong Shaw and Chartwell.

Managers Capital Appreciation Fund	                   Ticker Symbol: MGCAX
--------------------------------------------------------------------------

OBJECTIVE

The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities. Income is the Fund's secondary objective.

Principal Investment Strategies
[GRAPHIC]

Under normal market conditions, the Capital Appreciation Fund invests at least 65% of its total assets in equity securities of U.S. companies, such as common and preferred stocks. The Fund generally invests in medium- and large-sized companies, that is, companies with capitalizations that are at least the size of companies whose securities are represented in the S&P 400.

The assets of the Capital Appreciation Fund are allocated among two asset managers, each of which acts independently of the other and uses its own methodology to select portfolio investments. Both asset managers emphasize a growth approach to investing, that is, each selects stocks that it believes can generate and maintain strong earnings growth. Generally, the asset managers look for companies with quality management, strong finances and established market positions. A stock is sold if the asset managers believe that the current stock price is not supported by their expectations regarding the company's future growth potential.

Principal Risk Factors
[GRAPHIC]

The principal risks of the Capital Appreciation Fund are the risks generally of investing in stocks. They include the risk of sudden and unpredictable drops in value of the market as a whole and periods of lackluster performance. The success of the Fund's investment strategy depends significantly on each asset manager's skill in assessing the potential of the securities in which the Fund invests.

The primary risk of growth stocks is that they may be more sensitive to market movements because their prices tend to reflect more of future investor expectations rather than just current profits. If such expectations are not met, or if ex-

[TEXT BOX:  Capitalization is the market value of the company. It is equal to the per share price of the company's stock times the number of shares outstanding.]

                                            		Ticker Symbol: MGCAX

---------------------------------------------------------------------

[TEXT BOX:  More information on the Fund's investment strategies and holdings can be found in our current Annual and Semi-Annual Reports or on our Internet website at www.managersfunds.com.]

pectations are lowered, the prices of the securities will drop.
To the extent that the Fund invests in those kinds of stocks, it will be exposed to the risks associated with those kinds of investments. For these and other reasons, the Fund may underperform other stock funds (such as international and small-company stock funds or value funds) when stocks of medium- and large-sized domestic growth companies are out of favor.

Shares of the Capital Appreciation Fund will rise and fall in value and there is a risk that you could lose money by investing in the Fund. The Fund cannot be certain that it will achieve its goal. The Fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

            SHOULD I INVEST IN THIS FUND?

            This Fund may be suitable if you:
            o Are seeking an opportunity for some equity returns in your investment portfolio
            o Are willing to accept a higher degree of risk for the opportunity of higher potential returns
            o Have an investment time horizon of five years or more

            This Fund may not be suitable if you:
            o Are seeking stability of principal
            o Are investing with a shorter time horizon in mind
            o Are uncomfortable with stock market risk

[TEXT BOX:  What am I investing in?
            You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a wide variety of companies, industries and markets.
            This Fund is not a complete investment program and there is no guarantee that the Fund will reach its stated goals.]

FEES AND EXPENSES

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee........................................... 0.80%
Distribution (12b-1) Fees................................ 0.00%
Other Expenses........................................... 0.56%
Total Expenses before Reductions......................... 1.36%
Expense Reductions (a) ..................................(0.07)%
Total Annual Fund Operating Expenses..................... 1.29%

Ticker Symbol:  MGCAX
------------------------------------------------------------------------
[FN]
(a) Includes earnings on overnight cash balances and Fund expenses paid by certain brokers to whom the Fund has directed business.

PORTFOLIO MANAGEMENT OF THE FUND
[GRAPHIC]

Essex Investment Management Company, LLC and Roxbury Capital
Management, LLC each manage a portion of the Fund.

Essex has managed a portion of the Fund since March 1997. Essex, located at 125 High Street, Boston, Massachusetts 02110, was formed in 1976. Affiliated Managers Group, Inc. owns a majority interest in Essex. As of December 31, 1998, Essex had assets under management of $5.6 billion. Joseph C. McNay and Daniel Beckham are the portfolio managers for the portion of the Fund managed by Essex. Mr. McNay is the Chairman and CIO of Essex, a position he has held since that firm's formation. Mr. Beckham is the Principal Vice President of Essex, a position he has held since 1995.

Roxbury has managed a portion of the Fund since October 1998. Roxbury, located at 100 Wilshire Boulevard, Suite 600, Santa Monica, California 90401, was formed in 1986. As of December 31, 1998, Roxbury had assets under management of $6 billion. Kevin P. Riley is the portfolio manager for the portion of the Fund managed by Roxbury. Mr. Riley is currently a Senior Managing Director, Senior Portfolio Manager and Investment Officer, and has held various other positions with Roxbury since 1987.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.80% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Essex and Roxbury.

Managers Special Equity Fund                   	Ticker Symbol: MGSEX
----------------------------------------------------------------------

Objective

The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of small- and medium-capitalization companies.

Principal Investment Strategies
[GRAPHIC]

Under normal market conditions, the Special Equity Fund invests at least 65% of its total assets in equity securities of U.S. companies, such as common and preferred stocks. The Fund generally invests in small- and medium-sized companies, that is, companies with capitalizations of $1.5 billion or less. The Fund may retain securities that it already has purchased even if the company outgrows the Fund's capitalization limitations.

The assets of the Special Equity Fund are allocated among four asset managers, each of which acts independently of the others and uses its own methodology to select portfolio investments. Two asset managers emphasize a value approach to investing, that is, each selects stocks which it believes are trading below their real value. Generally, those asset managers compare a company's stock price to the company's earnings, or its potential to generate strong, sustainable earnings, as well as its potential for long-term profitability and the quality of its management. A stock is sold when the asset managers believe that these characteristics of a company do not support its current stock price.

The other two asset managers emphasize a growth approach to investing, that is, each selects stocks that it believes can generate and maintain strong earnings growth. Generally, those asset managers look for companies with quality management, strong finances and established market positions. A stock is sold when the asset managers do not believe that the current stock price is supported by their expectations regarding the company's future growth potential.

[TEXT BOX:  Capitalization is the market value of the company. It is equal to the per share price of the company's stock times the number of shares outstanding.]

                                            		Ticker Symbol: MGSEX
---------------------------------------------------------------------

Principal Risk Factors
[GRAPHIC]

The principal risks of the Special Equity Fund are the risks generally of investing in stocks. They include the risk of sudden and unpredictable drops in value of the market as a whole and periods of lackluster performance. The success of the Fund's investment strategy depends significantly on each asset manager's skill in assessing the potential of the securities in which it invests.

Smaller companies may have more limited product lines, markets or financial resources than larger companies. The securities of smaller companies may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, small-cap stocks, and the Fund, may fluctuate significantly more in value than larger-cap stocks and the funds that focus on larger-cap stocks.

The primary risk of growth stocks is that they may be more sensitive to market movements because their prices tend to reflect more of future investor expectations rather than just current profits. If such expectations are not met, or if expectations are lowered, the prices of the securities will drop. The primary risk of value stocks is that they may never appreciate to the extent expected by the asset managers because the underlying circumstances causing the market to undervalue them do not change. To the extent that the Special Equity Fund invests in those kinds of stocks, it will be exposed to the risks associated with those kinds of investments. For these and other reasons, the Fund may underperform other stock funds (such as international and large-company stock funds) when stocks of small- and medium-sized domestic companies are out of favor.

Shares of the Special Equity Fund will rise and fall in value and there is a risk that you could lose money by investing in the Fund. The Fund cannot be certain that it will achieve its goal. The Fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

[TEXT BOX:  More information on the Fund's investment strategies and holdings can be found in our current Annual and Semi-Annual Reports or on our Internet website at www.managersfunds.com.]

Ticker Symbol:  MGSEX
----------------------------------------------------------------------------

[TEXT BOX:  What am I
            investing in?
            You are buying shares of a pooled investment known as a mutual fund.

            It is professionally managed and gives you the opportunity to invest in a wide variety of companies, industries and markets.

            The Fund is not a complete investment program and there is no guarantee that the Fund will reach its stated goals.]

            SHOULD I INVEST IN THIS FUND?

            This Fund may be suitable if you:
            o Are seeking an opportunity for small company equity returns in your investment portfolio
            o Are willing to accept a higher risk investment for the
              opportunity of higher potential returns
            o Have an investment time horizon of 5 years or more

            This Fund may not be suitable if you:
            o Are seeking stability of principal
            o Are investing with a shorter time horizon in mind
            o Are uncomfortable with stock market risk
            o Are seeking current income

FEES AND EXPENSES

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee........................................... 0.90%
Distribution (12b-1) Fees................................ 0.00%
Other Expenses........................................... 0.44%
Total Expenses before Reductions..........................1.34%
Expense Reductions(a).....................................0.00%(b)
Total Annual Fund Operating Expenses..................... 1.34%

(a) Includes earnings on overnight cash balances and Fund expenses paid by certain brokers to whom the Fund has directed business.
(b)	Less than 0.01%.

PORTFOLIO MANAGEMENT OF THE FUND
[GRAPHIC]

Liberty Investment Management, Pilgrim Baxter & Associates, Ltd.,
Westport Asset Management, Inc. and Kern Capital Management LLC each manage a portion of the Fund.

Liberty has managed a portion of the Fund since December 1985.
Liberty, located at 2502 Rocky Point Drive, Suite 500, Tampa,
Florida 33607, was formed in 1976 and is a

                                 		Ticker Symbol: MGSEX
________________________________________________________________________

division of Goldman Sachs Asset Management. As of December 31, 1998, Liberty had assets under management of $10.9 billion. Timothy G. Ebright is the portfolio manager for the portion of the Fund managed by Liberty. He is a Senior Vice President of Liberty, a position he has held with that firm since 1988.

Pilgrim has managed a portion of the Fund since October 1994. Pilgrim, located at 1255 Drummers Lane, Wayne, Pennsylvania 19087, was formed in 1982. As of December 31, 1998, Pilgrim had assets under management of $13.9 billion. Gary L. Pilgrim and Jeffrey Wrona are the portfolio managers for the portion of the Fund managed by Pilgrim. Mr. Pilgrim is President and CIO of Pilgrim and has been with that firm since its formation. Mr. Wrona is a Portfolio Manager of Pilgrim and has been with that firm since 1997. Prior to that, he was a Senior Portfolio Manager with Munder Capital Management for seven years.

Westport has managed a portion of the Fund since December 1985. Westport, located at 253 Riverside Avenue, Westport, Connecticut 06880, was formed in 1983. As of December 31, 1998, Westport had assets under management of $2 billion. Andrew J. Knuth is the portfolio manager for the portion of the Fund managed by Westport. Mr. Knuth is Chairman of Westport and has been with that firm since its formation.

Kern has managed a portion of the Fund since September 1997. Kern, located at 114 West 47th Street, Suite 1926, New York, New York 10036, was formed in 1997. As of December 31, 1998, Kern had assets under management of over $405 million. Robert E. Kern, Jr. is the portfolio manager for the portion of the Fund managed by Kern. Mr. Kern has been the Managing Member, Chairman and CEO of Kern since its formation. Prior to that time, he was Senior Vice President of Freemont Investments Advisers in 1997 and a Director of Morgan Grenfell Capital Management from 1986 to 1997.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.90% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Liberty, Pilgrim, Westport and Kern.

Managers International Equity Fund	                    Ticker Symbol: MGITX
----------------------------------------------------------------------------

Objective

The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of non-U.S.
companies. Income is the Fund's secondary objective.

Principal Investment Strategies
[GRAPHIC]

Under normal market conditions, the International Equity Fund invests at least 65% of its total assets in equity securities of non-U.S. companies, such as common and preferred stocks.
The Fund generally invests in medium- and large-sized companies, that is, companies with capitalizations that are at least $1 billion, and in issuers located in at least three countries other than the U.S.

The assets of the International Equity Fund are allocated among two asset managers, each of which acts independently of the other and uses its own methodology in selecting portfolio investments. One asset manager emphasizes a value approach to investing, that is, it selects stocks that it believes are trading below their real value. That manager generally causes a stock to be sold when it believes that the characteristics of a company do not support its current stock price. The other asset manager generally seeks to identify long-term investment themes involving, among other things, the growth of particular regions or countries, and looks for companies that it believes can capitalize on those investment themes. A stock is sold when the asset manager believes that the current stock price is not supported by the opportunities currently available to the company in such situations or if the investment theme has matured or the manager's expectations are not met.

Principal Risk Factors
[GRAPHIC]

The principal risks of the International Equity Fund are the risks generally of investing in stocks. They include the risk of sudden and unpredictable drops in value of the market as a whole and periods of lackluster performance. The success of the Fund's investment strategy depends significantly on each asset manager's skill in assessing the potential of the securities in which it invests.

[TEXT BOX:  Capitalization is the market value of the company. It is equal to the per share price times the number of shares outstanding.]

                                                 		Ticker Symbol: MGITX
-------------------------------------------------------------------------

Stocks of foreign companies present additional risks for U.S. investors. They tend to be less liquid and more volatile than their U.S. counterparts, in part because accounting standards and market regulations tend to be less standardized and economic and political climates less stable. Since the value of foreign securities in an investor's home currency depends on the price of the securities and the exchange rate of the currency, fluctuations in the exchange rate of such currencies may reduce or eliminate gains or create losses. These risks are usually higher in developing countries and emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East. To the extent that the International Equity Fund invests in those kinds of stocks, it will be exposed to the risks associated with those kinds of investments. For these and other reasons, the Fund may underperform other stock funds (such as U.S. and small-company stock funds and growth funds) when stocks of medium- and large-sized foreign companies are out of favor.

The primary risk of growth stocks is that they may be more sensitive to market movements because their prices tend to reflect more of future investor expectations rather than just current profits. If such expectations are not met, or if expectations are lowered, the prices of the securities will drop. The primary risk of value stocks is that they may never appreciate to the extent expected by the asset managers because the underlying circumstances causing the market to undervalue them do not change.

Shares of the International Equity Fund will rise and fall in value and there is a risk that you could lose money by investing in the Fund. The Fund cannot be certain that it will achieve its goal. The Fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

[TEXT BOX:  More information on the Fund's investment strategies and holdings can
            be found in our current Annual and Semi-Annual Reports or on our Internet website at www.managersfunds.com.]

            SHOULD I INVEST IN THIS FUND?

            This Fund may be suitable if you:
            o Are seeking an opportunity for some international market equity returns in your investment portfolio
            o Are willing to accept a moderate risk investment

[TEXT BOX:  What am I investing in?
            You are buying shares of a pooled investment known as a mutual fund.

            It is professionally

                                              		Ticker Symbol: MGITX
---------------------------------------------------------------------

            managed and gives you the opportunity to invest in a wide variety of companies, industries and markets.

            This Fund is not a complete investment program and there is no guarantee that the Fund will reach its stated goals.]

              Have an investment time horizon of five years or more

            This Fund may not be suitable if you:
            o Are seeking stability of principal
            o Are investing with a shorter time horizon in mind
            o Are uncomfortable with risk
            o Are seeking current income

FEES AND EXPENSES

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee........................................... 0.90%
Distribution (12b-1) Fees................................ 0.00%
Other Expenses........................................... 0.52%
Total Expenses before Expense Reductions.................	1.42%
Expense Reductions (a)...................................(0.01)%
Total Annual Fund Operating Expenses..................... 1.41%

(a) Includes earnings on overnight cash balances and Fund expenses paid by certain brokers to whom the Fund has directed business.

PORTFOLIO MANAGEMENT OF THE FUND
[GRAPHIC]

Scudder Kemper Investments, Inc., Lazard Asset Management and Mastholm Asset Management, L.L.C. each manage a portion of the Fund.

Scudder has managed a portion of the Fund since December 1989. Scudder, located at 345 Park Avenue, New York, New York 10154, was founded in 1919. As of December 31, 1998, Scudder had assets under management of $281.2 billion. William E. Holzer is the portfolio manager for the portion of the Fund managed by Scudder. Mr. Holzer is a Managing Director of Scudder, a position he has held with that firm since 1980.

Lazard has managed a portion of the Fund since January 1995. Lazard, located at 30 Rockefeller Plaza, New York, New York 10112, was first organized in 1848. As of December 31, 1998, Lazard had assets under management of $60 billion. Herbert

Ticker Symbol:  MGITX
------------------------------------------------------------------------

W. Gullquist and John R. Reinsberg are the portfolio managers for the portion of the Fund managed by Lazard. Mr. Gullquist is a General Member, Vice President and CIO of Lazard. He joined Lazard in 1982. Mr. Reinsberg is a Managing Director of Lazard, a position he has held since 1992.

Effective March 27, 2000, Mastholm will manage a portion of the Fund. Mastholm, located at 10500 NE 8th Street, Bellevue, Washington, was founded in 1997. As of March 2000, Mastholm has assets under management of approximately $950 million. Mastholm will use a team approach, headed by Theodore J. Tyson, Managing Director, along with Joseph Jordan and Douglas Allen, to manage its portion of the Fund.


The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.90% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Scudder, Lazard and Mastholm.

Managers Emerging Markets Equity Fund               Ticker Symbol: MEMEX
-------------------------------------------------------------------------

Objective

The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of companies located in countries designated by the World Bank or the United
Nations to be a developing country or emerging market.

Principal Investment Strategies
[GRAPHIC]
Under normal market conditions, the Emerging Markets Equity Fund invests at least 65% of its total assets in equity securities, such as common and preferred stocks, of companies located in countries designated by the United Nations or the World Bank to be a developing country or an emerging market, such as most countries in Africa, Asia, Latin America and the Middle East. The Emerging Markets Equity Fund may invest in companies of any size.
The asset manager of the Emerging Markets Equity Fund seeks to keep the Fund diversified across a variety of markets, countries and regions. In addition, within these guidelines, the asset manager selects stocks that it believes can generate and maintain strong earnings growth. Generally, the asset manager looks for companies with quality management, strong finances and established market positions across a diversity of companies and industries. A security will be sold when the asset manager believes that the current price is not supported by its expectations regarding the company's future growth potential.

Principal Risk Factors
[GRAPHIC]

The principal risks of the Emerging Markets Equity Fund are the risks generally of investing in stocks. They include the risk of sudden and unpredictable drops in value of the market as a whole and periods of lackluster performance. The success of the Fund's investment strategy depends significantly on the asset manager's skill in assessing the potential of the securities in which it invests.

                                              	Ticker Symbol: MEMEX
----------------------------------------------------------------------

[TEXT BOX:  More information on the Fund's investment strategies and holdings can be found in our current Annual and Semi-Annual Reports or on our
            Internet website at www.managersfunds.com.]

Stocks of foreign companies, and particularly those of companies in developing countries and emerging markets, present significant risks for U.S. investors. They tend to be less liquid and more volatile than their U.S. counterparts, in part because accounting standards and market regulations tend to be less standardized and economic and political climates less stable. Since the value of foreign securities in an investor's home currency depends on the price of the securities and the exchange rate of the currency, fluctuations in the exchange rate of such currencies may reduce or eliminate gains or create losses. As suggested above, these risks usually are higher in developing countries and emerging markets. To the extent that the Emerging Markets Equity Fund invests in those kinds of stocks, it will be exposed to the risks associated with those kinds of investments. For these and other reasons, the Fund may underperform other stock funds (such as U.S. stock funds) when stocks of companies located in emerging markets or developing countries are out of favor.

Shares of the Emerging Markets Equity Fund will rise and fall in value and there is a risk that you could lose money by investing in the Fund. The Fund cannot be certain that it will achieve its goal. The Fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

            SHOULD I INVEST IN THIS FUND?

            This Fund may be suitable if you:
            o Are willing to accept a high degree of risk and volatility for higher potential returns
            o Have an investment time horizon of seven years or more

            This Fund may not be suitable if you:
            o Are a conservative investor
            o Are investing with a shorter time horizon in mind
            o Are seeking stability of principal or current income

[TEXT BOX:  What am I investing in?
            You are buying shares of a pooled investment known as a mutual fund.

            It is professionally managed and gives you the opportunity to invest in a wide variety of companies, industries and markets.

            This Fund is not a complete investment program and there is no guarantee that the Fund will reach its stated goals.]

                                          			Ticker Symbol: MGMEX
-----------------------------------------------------------------------


FEES AND EXPENSES

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee........................................... 1.15%(a)
Distribution (12b-1) Fees................................ 0.00%
Other Expenses........................................... 2.17%(b)
Total Expenses before Expense Reductions................. 3.32%
Expense Reductions (c)...................................(0.14)%
Total Annual Fund Operating Expenses..................... 3.18(d)

(a) The Management Fee currently being charged is 0.75%, which reflects a voluntary waiver by The Managers Funds LLC. The waiver is expected to continue throughout fiscal 1999, but may be modified or terminated at the sole discretion of the investment manager.
(b) The Fund's Other Expenses are 1.79%, which reflects a voluntary waiver of the administration fee by The Managers Funds LLC. The waiver is expected to continue throughout fiscal 1999, but may be modified or terminated at the sole discretion of the investment manager.
(c) Includes earnings on overnight cash balances and Fund expenses paid by certain brokers to whom the Fund has directed business.
(d) The Total Annual Fund Operating Expenses are currently 2.54%, which reflects all waivers in effect.

PORTFOLIO MANAGEMENT OF THE FUND
[GRAPHIC]

Rexiter Capital Management Limited manages the entire Fund and has managed the Fund since its inception. Rexiter, located at 21 St. James Squre, London, England SW1Y 4SS, was formed in 1997.
As of December 31, 1998, Rexiter had assets under management of over $361 million. Kenneth King and Murray Davey are the portfolio managers for the Fund. Mr. King is CIO of Rexiter, a position he has held since the firm's inception. Mr. Davey is a Senior Portfolio Manager of Rexiter, a position he has held since the firm's inception.

Ticker Symbol:  MEMEX
----------------------------------------------------------------------

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 1.15% of the average daily net assets of the Fund. The Managers Funds LLC is currently waiving 0.40% of this fee, which makes the effective management fee 0.75%. The Managers Funds LLC, in turn, pays a portion of this fee to Rexiter.

Other Securities and Investment Practices
-----------------------------------------------------------------------

The Funds may also invest in certain other securities and engage in certain other practices, including the following.

Bonds Each Fund may invest in bonds and other types of debt securities. The value of any bonds held by a Fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. A bond issuer also could default on principal or interest payments, possibly causing a loss for the Fund.

Restricted and Illiquid Securities Each Fund may purchase restricted or illiquid securities. Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a Fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the Fund may have to estimate their value. This means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element.

Repurchase Agreements Each Fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

[GRAPHIC]
Foreign Securities Each Fund, including the International Equity Fund and the Emerging Markets Equity Fund as discussed previously, may purchase foreign securities. Foreign securities generally are more volatile than their U.S. counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries. Each Fund may use foreign currency transactions and related instruments to hedge its foreign investments.

In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S.
securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is

Other Securities and Investment Practices
-----------------------------------------------------------------------

converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

International Exposure Many U.S. companies in which the Funds may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of Fund shares.

Derivatives Each Fund may invest in derivatives. Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security, an index or a currency. Each Fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives for hedging its positions in foreign securities. Each Fund may also use derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the Fund's expenses and can eliminate some opportunities for gains.
There is also a risk that a derivative intended as a hedge may not perform as expected.

The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

Short-Term Trading Short-term trading can increase a Fund's transaction costs and may increase your tax liability. The investment strategies of the asset managers for the Capital
Appreciation Fund may at times include short-term trading. While the other Funds ordinarily do not trade securities for short-term profits, any of them may sell any security at any time it believes best, which may result in short-term trading.

Defensive Investing During unusual market conditions, each Fund may place up to 100% of its total assets in cash or quality short-term debt securities. To the extent that a Fund does this, it is not pursuing its objective.

Other Risk Factors
---------------------------------------------------------------

A Few Words About Risk

In the normal course of every day life, each of us takes risk. What is risk? Risk can be thought of as the likelihood of an event turning out differently than planned and the consequences of that outcome.

[GRAPHIC]
If you drive to work each day, you do so with the plan of arriving safely with time to accomplish your tasks. There is a possibility, however, that some unforeseen factor such as bad weather or a careless driver will disrupt your plan. The likelihood of your being delayed or even injured will depend upon a number of factors including the route you take, your driving ability, the type and condition of your vehicle, the geographic location, or the time of day.

The consequences of something going wrong can range from a short delay to serious injury or death. If you wanted, you could try to quantitatively estimate the risk of driving to work, which, along with your expectations about the benefits of getting to work, will help you determine whether or not you will be willing to drive each day. A person who works in a city may find the risk of driving very high and the relative rewards minimal in that he or she could more easily walk or ride a train. Conversely, a person who works in the country may find the risk of driving minimal and the reward great in that it is the only way he or she could get to work. Fortunately, most people do not need to quantitatively analyze most of their everyday actions.

[GRAPHIC]
The point is that everyone takes risks, and subconsciously or otherwise, everyone compares the benefit that they expect from taking risk with the cost of not taking risk, to determine their actions. In addition, there are a few principles from this example which are applicable to investing as well.

o Despite statistics, the risks of any action are different for every person and may change as a person's circumstances change.
o Everybody's perception of reward is different.
o High risk does not in itself imply high reward.

Other Risk Factors
--------------------------------------------------------------------------

While higher risk does not imply higher reward, proficient investors demand a higher return when they take higher risks. This is often referred to as the risk premium.

U.S. investors often consider the yield for short-term U.S. Treasury securities to be as close as they can get to a risk-free return since the principal and interest are guaranteed by the U.S. Government. Investors get paid only for taking risks, and successful investors are those who have been able to correctly estimate and diversify the risks to which they expose their portfolios along with the risk premium they expect to earn.

In order to better understand and quantify the risks investors take versus the rewards they expect, investors separate and estimate the individual risks to their portfolio. By diversifying the risks in an investment portfolio, an investor can often lower the overall risk, while maintaining a reasonable return expectation.

The following are descriptions of many of the risks that asset managers of our Funds take to earn investment returns. Investors should keep in mind that each of the Equity Funds is subject to the following risks. This is not a comprehensive list and the risks discussed below are only some of the primary risks to which your investments are exposed.

[GRAPHIC]
Market Risk. This is also called systematic risk. It typically refers to the basic variability that stocks exhibit as a result of stock market fluctuations. Despite the unique influences on individual companies, all stock prices rise and fall as a result of investors' perceptions of the market as a whole. Many of the risks described below contribute to market risk. Other types of securities such as corporate bonds can also have some market risk; their prices can be affected by changing perceptions of the stock market.

Since foreign securities trade on different markets, which have differing supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks and they may be more or less volatile than U.S. markets, and may move in different directions. However, as all markets become more open to global trading, and as communications between investors improves, international stock and bond markets have become more closely linked with U.S. markets.

[TEXT BOX:  The risk premium for any investment is the extra return, over the available risk-free return, that an investor expects for the risk that he or she takes. The risk-free return is a return that one could expect with absolute certainty.]

Other Risk Factors
--------------------------------------------------------------------------
The consequences of market risk are that if the stock market drops in value, the value of each Fund's portfolio of investments are also likely to drop in value. The increase or decrease in the value of a Fund's investments, in percentage terms, may be more or less than the increase or decrease in the value of the market. Most international markets do not move together with U.S. markets, or with other international markets.

[GRAPHIC]
Specific Risk. This is the risk that any particular security will drop in price due to adverse effects on a specific business. Specific risk can be reduced through diversification. It can be measured by calculating how much of a portfolio is concentrated into the few largest holdings and by estimating the individual business risks which these companies face.

An extension of specific risk is Sector (Industry) Risk. Companies that are in similar businesses may be similarly affected by particular economic or market events. To measure sector (industry) risk, one would group the holdings of a portfolio into sectors or industries and observe the amounts invested in each. Again, diversification among industry groups will reduce sector (industry) risk but may also dilute potential returns.

Price Risk. As investors perceive and forecast good business prospects, they are willing to pay higher prices for securities. Higher prices therefore reflect higher expectations. If expectations are not met, or if expectations are lowered, the prices of the securities will drop. This happens with individual securities or with the financial markets overall. For stocks, price risk is often measured by comparing the price of any security or portfolio to the book value, earnings or cash flow of the underlying company or companies. A higher ratio denotes higher expectations and higher risk that the expectations will not be sustained. This is likely the clearest difference between "growth" and "value" styles of investing.

Liquidity Risk. This is the risk that a Fund cannot sell a security at a reasonable price within a reasonable time frame when it wants or needs to due to a lack of buyers for the security. This risk applies to all assets. However, it is higher for small-capitalization stocks and stocks of foreign com

[TEXT BOX:  Value vs. Growth Investors

            Growth investors are typically willing to take more price risk in order to own companies which are performing well and are expected to continue to perform well.Value investors prefer to take less price risk by avoiding situations where current expectations, and thus prices, are high.]

Other Risk Factors
----------------------------------------------------------------------

panies than it typically is for large-capitalization domestic stocks. For example, an asset such as a house has reasonably high liquidity risk because it is unique and has a limited number of potential buyers. Thus, it often takes a significant effort to market, and a takes at least a few days and often a few months to sell.

On the other hand, a U.S. Treasury note is one of thousands of identical notes with virtually unlimited potential buyers and can thus be sold very quickly and easily. The liquidity of financial securities in orderly markets can be approximated by observing the amount of daily or weekly trading in the security, the prices at which the security trades and the difference between the price buyers offer to pay and the price sellers want to get. However, estimating the liquidity of securities during market upheavals is very difficult.

[GRAPHIC]
Credit Risk. The likelihood that a debtor will be unable to pay interest or principal payments as planned is typically referred to as default risk. Default risk for most debt securities is constantly monitored by several nationally recognized statistical rating agencies such as Moody's Investor Services, Inc. and Standard & Poor's Corporation. Even if the likelihood of default is remote, changes in the perception of an institution's financial health will affect the valuation of its debt securities. This extension of default risk is typically known as credit risk.

Inflation Risk. This is the risk that the price of an asset, or the income generated by an asset, will not keep up with an increase in the general cost of living. Almost all financial assets have some inflation risk, but most particularly fixed-income securities.

Interest Rate Risk. Changes in interest rates can impact stock and bond prices in several ways. As interest rates rise, the coupon payments of debt securities may become less competitive with the market and thus the price of the securities may fall. Similarly, the expected earnings and dividend payments for equity securities become relatively less competitive as interest rates rise. Conversely, prices typically rise as available interest rates fall. The longer into the future that these cash flows are expected, the greater the effect on the price of the security. Interest rate risk is thus

Other Risk Factors
---------------------------------------------------------------------------

[TEXT BOX:  Duration is the weighted average time (typically quoted in years)
            to
            the receipt of cash flows (principal + interest) for a bond or portfolio. It is used to evaluate the interest rate sensitivity.]

measured by analyzing the length of time or "duration" over which the return on the investment is expected. The longer the duration the higher the interest rate risk.

While this is typically measured for debt securities, it also applies to equity securities. A company which has high current earnings, is paying dividends and is valued based on a slower expectation of growth has a shorter duration than a rapidly growing company in which the bulk of its earnings are expected further into the future.

       Reinvestment Risk. As debtors pay interest or return capital to investors, there is no guarantee that investors will be able to reinvest these payments and receive rates equal to or better than their original investment. If interest rates fall, the rate of return available to reinvested money will also fall. Purchasers of a 30-year, 8% coupon bond can be reasonably assured that they will receive an 8% return on their original capital, but unless they can reinvest all of the interest receipts at or above 8%, the total return over 30 years will be below 8%. The higher the coupon and prepayment risk, the higher the reinvestment risk.

       Here is a good example of how consequences differ for various investors. An investor who plans on spending (as opposed to reinvesting) the income generated by his portfolio is likely less to be concerned with reinvestment risk and more likely to be concerned with inflation and interest rate risk than is an investor who will be reinvesting all income.
[gr
APHIC]   Political Risk. Changes in the political status of any country can have profound effects on the value of securities within that country as well as the credit quality of the debt securities. Related risk factors are the regulatory environment within any country or industry and the sovereign health of the country. These risks can only be reduced by carefully monitoring the economic, political and regulatory atmosphere within countries and diversifying across countries.

[GRAPHIC]   Currency Risk. The value of foreign securities in an investor's home
        currency depends both upon the price of the securities and the exchange rate of the currency. Thus, the value of an investment in a foreign security will drop if

Other Risk Factors
---------------------------------------------------------------------------

            the price for the foreign currency drops in relation to the U.S. Dollar. Adverse currency fluctuations are an added risk to foreign investments. Currency risk can be reduced through diversification among currencies or through hedging with the use of foreign currency contracts.

            Economic Risk. Obviously, the prevailing economic environment is important to the health of all businesses, however, some companies are more sensitive to changes in the domestic and/or global economy than others. These types of companies are often referred to as cyclical businesses. Countries in which a large portion of businesses are in cyclical industries are thus also very economically sensitive, and carry a higher amount of economic risk.

[GRAPHIC]   Intelligence Risk. Intelligence risk is a term created by The
            Managers Funds LLC to describe the risks taken by mutual fund investors in hiring professional asset managers to invest assets.
            Asset managers evaluate investments relative to all of the above risks, among others, and allocate accordingly. To the extent that they are intelligent and make accurate projections about the future of individual businesses and markets, they will make money for investors. While most managers diversify many of these risks, their portfolios are constructed based upon central underlying assumptions and investment philosophies which proliferate through their management organizations and are reflected in their portfolios.

            Intelligence risk can be defined as the risk that investment managers may make poor decisions or use investment philosophies that turn out to be wrong. The Managers Funds LLC believes that intelligence risk can be reduced through diversification of investment managers from differing organizations and with differing investment philosophies.

            There are many ways of summarizing these risks, but keep in mind that summarization can lead one to overlook some important factors. Life insurance companies do not attempt to estimate the individual risks that each of its policy holders intends to take throughout life. Not only would this be impossible from a data collection standpoint, but the sheer number of estimates involved would compound to make the final life expectancy estimate very imprecise. Instead,

Other Risk Factors
-----------------------------------------------------------------------------
            life insurance companies use historical data to make broad estimates about the life expectancy of people and then adjust them based on some other broad measures such as sex, general health, heredity, and lifestyle factors such as smoking and flying. The circumstance in which this model falters is when any significant factor, which is not represented in the historical results, becomes relevant. Nuclear war, plague or climactic shifts could detrimentally affect the life insurers' results, while a cure for cancer and improving health habits could incrementally affect life expectancies.

Financial Highlights
--------------------------------------------------------------------------
FINANCIAL INFORMATION FOR THE FUNDS

            The following Financial Highlights tables are intended to help you understand each Fund's financial performance for the past five years or since inception, if shorter. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost on an investment in that Fund. It assumes reinvestment of all dividends and distributions. This information, extracted from each Fund's Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Fund's Annual Report, which is available upon request.

Financial Highlights
--------------------------------------------------------------------------

                      MANAGERS INCOME EQUITY FUND
-----------------------------------------------------------
For the years ended        1998      1997      1996        1995      1994
December 31
Net Asset Value,           $31.06     $30.49   $28.43     $24.90     $27.89
Beginning of Year
Income From Investment
Operations
   Net Investment            0.41       0.67     0.76       0.87       0.80
Income
   Net Gains or Losses
on Securities (both          3.10       7.27      3.97      7.47      (0.50)
   realized and
unrealized)
       Total From            3.51       7.94      4.73      8.34       0.30
Investment Operations
Less Distributions
   Dividends (from net      (0.41)     (0.69)    (0.76)    (0.86)     (0.83)
investment income)
   Distributions (from      (3.49)     (6.68)    (1.91)    (3.95)     (2.46)
capital gains)
   Returns of Capital        ----       ----      ----      ----       ----
       Total                (3.90)     (7.37)    (2.67)    (4.81)     (3.29)
Distributions

Net Asset Value, End of     $30.67     $31.06    $30.49    $28.43    $24.90
Year

Total Return                 11.77%    27.19%    17.08%     34.36%     0.99%


Ratios/Supplemental
Data

Net Assets, End of Year     $69,391    $64,946   $53,063   $37,807    $48,875
(000's omitted)

Ratio of Net Expenses       1.28%(a)   1.32%(a)   1.44%(a)    1.45%     1.33%
to Average Net Assets
Ratio of Net Income to
Average Net Assets           1.26%      1.97%     2.63%       2.85%     3.06%
Portfolio Turnover Rate        84%        96%       33%         36%       46%

(a) The Fund has entered into arrangements with one or more third-party broker-dealers who have paid a portion of the Fund's custodian expenses. Absent these expense reductions, the ratio of expenses to average net assets for the years ended December 31, 1998, 1997 and 1996, would have been 1.32%, 1.35% and 1.44%, respectively.

Financial Highlights
--------------------------------------------------------------------
     MANAGERS CAPITAL APPRECIATION FUND
---------------------------------------------------------------------

For the years ended      1998   1997(b)1996     1995   1994
December 31
Net Asset Value,         $24.24  $26.34  $27.14  $23.25  $25.17
Beginning of Year
Income From Investment
Operations
   Net Investment          (0.23) (0.13)    0.09    0.09   0.12
Income (Loss)
   Net Gains or Losses
on Securities (both       14.18     3.15    3.66    7.62  (0.49)
   realized and
unrealized)
       Total From          13.95    3.02    3.75    7.71  (0.37)
Investment Operations
Less Distributions
   Dividends (from net        ---    ---  (0.10)  (0.08)  (0.12)
investment income)
   Distributions (from     (4.41)   (5.12)  (4.45)  (3.74)  (1.43)
capital gains)
   Returns of Capital      -----      ----    ----    ----   ----
       Total               (4.41)   (5.12)  (4.55)  (3.82)  (1.55)
Distributions

Net Asset Value, End of    $33.78   $24.24  $26.34  $27.14  $23.25
Year

Total Return               57.41%     12.74%  13.73%  33.39%  (1.50)%


Ratios/Supplemental
Data

Net Assets, End of Year    $88,191    $73,860  $101,282  $83,353  $86,042
(000's omitted)

Ratio of Net Expenses      1.29%     1.26%(a)  1.33%(a)   1.36%  1.29%
to Average Net Assets
Ratio of Net Income
(Loss) to Average Net      (0.80%)   (0.45)%   0.34%   0.31%  0.53%
Assets
Portfolio Turnover Rate     252%     235%    172%    134%   122%

(a) The Fund has entered into arrangements with one or more third-party broker-dealers who have paid a portion of the Fund's custodian expenses. Absent these expense reductions, the ratio of expenses to average net assets for the years ended December 31, 1998, 1997 and 1996, would have been 1.36%, 1.32% and 1.38%, respectively.
(b) Financial information was calculated by using the average shares outstanding during the year.

Financial Highlights
---------------------------------------------------------------------

     MANAGERS SPECIAL EQUITY FUND
----------------------------------------------------------------

For the years ended      1998   1997   1996    1995(b)  1994
December 31
Net Asset Value,        $61.18    $50.95  $43.34  $36.79  $38.90
Beginning of Year
Income From Investment
Operations
   Net Investment       (0.14)    0.08  (0.00)  (0.07)  (0.01)
Income (Loss)
   Net Gains or Losses
on Securities (both      0.26       12.29   10.68   12.28  (0.76)
   realized and
unrealized)
       Total From        0.12       12.37   10.68   12.21  (0.77)
Investment Operations
Less Distributions
   Dividends (from net  ----        (0.07)    ---     ---    ---
investment income)
   Distributions (from  (0.07)        (2.07)  (3.07)  (5.66)  (1.34)
capital gains)
   Returns of Capital     ----        ----    ----    ----   ----
       Total             (0.07)    (2.14)  (3.07)  (5.66)  (1.34)
Distributions

Net Asset Value, End of $61.23     $61.18  $50.95  $43.34  $36.79
Year

Total Return             0.20%     24.45%  24.75%  33.94%  (1.99)%


Ratios/Supplemental
Data

Net Assets, End of Year  $959,939    $719,707  $271,433  $118,362  $111,584
(000's omitted)

Ratio of Net Expenses    1.34%(a)    1.35%(a)   1.43%   1.44%  1.37%
to Average Net Assets
Ratio of Net Income
(Loss) to Average Net    (0.26)%     0.17%  (0.10)%  (0.16)%  (0.06)%
Assets
Portfolio Turnover Rate   64%         49%     56%     65%    66%

(a) The Fund has entered into arrangements with one or more third-party broker-dealers who have paid a portion of the Fund's custodian expenses. Absent these expense reductions, the ratio of expenses to average net assets for the years ended December 31, 1998 and 1997 would have been 1.34% and 1.36%, respectively.
(b) Financial information was calculated by using the average shares outstanding during the year.

Financial Highlights

     MANAGERS INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------

For the years ended      1998   1997   1996    1995(b)  1994
December 31
Net Asset Value,        $45.58  $43.69  $39.97  $36.35  $35.92
Beginning of Year
Income From Investment
Operations
   Net Investment         0.54   0.42    0.32    0.31   0.16
Income
   Net Gains or Losses
on Securities (both      6.06    4.27    4.76    5.59   0.56
   realized and
unrealized)
       Total From        6.60    4.69    5.08    5.90   0.72
Investment Operations
Less Distributions
   Dividends (from net   (0.37)  (0.65) (0.33)  (0.13)  (0.08
investment income)
   Distributions (from   (2.96)   (2.15)  (1.03)  (2.15)  (0.21)
capital gains)
   Returns of Capital     ----    ----    ----    ----   ----
       Total              (3.33)  (2.80)  (1.36)  (2.28)  (0.29)
Distributions

Net Asset Value, End of  $48.85    $45.58  $43.69  $39.97  $36.35
Year

Total Return             14.54%    10.83%  12.77%  16.24%  2.00%


Ratios/Supplemental
Data

Net Assets, End of Year  $552,826   $386,624  $269,568  $140,488  $86,924
(000's omitted)

Ratio of Net Expenses     1.41%(a)   1.45%(a)   1.53%   1.58%  1.49%
to Average Net Assets
Ratio of Net Income to
Average Net Assets         1.05%    0.75%   0.97%   0.80%  0.60%
Portfolio Turnover Rate      56%     37%     30%     73%    22%

(a) The Fund has entered into arrangements with one or more third-party broker-dealers who have paid a portion of the Fund's custodian expenses. Absent these expense reductions, the ratio of expenses to average net assets for the years ended December 31, 1998 and 1997 would have been 1.42% and 1.45%, respectively.
(b) Financial information was calculated by using the average shares outstanding during the year.

Financial Highlights

     MANAGERS EMERGING MARKETS EQUITY FUND
--------------------------------------------------------------
                            Since
                          Inception
                         (February 9,
                           1998) to
                         December 31,
                             1998
Net Asset Value,
Beginning of Period           $10.00
Income From Investment
Operations
   Net Investment               (0.01)
Income
   Net Gains or Losses          (2.25)
on Securities (both
   realized and
unrealized)
       Total From
Investment Operations           (2.26)
Less Distributions
   Dividends (from net            ---
investment income)
   Distributions (from            ---
capital gains)
   Returns of Capital             ---
       Total
Distributions                     ---

Net Asset Value, End of         $7.74
Period

Total Return(b)                (22.60)%(c)

Ratios/Supplemental
Data

Net Assets, End of             $4,677
Period (000's omitted)

Ratio of Net Expenses           2.54%(d)
to Average Net Assets
Ratio of Net Income to         (0.09)%(d)
Average Net Assets
Portfolio Turnover Rate           89%(c)

Expense Waiver
Ratio of Total Expenses         3.57(d)
to Average Net Assets
Ratio of Net                    1.11%(d)
Invvestment Income to
Average Net Assets

[FN]
(a) Ratio information assuming no waiver of investment advisory and management fees and no reduction of custodian expenses due to credits received for uninvested overnight cash balances.
            (b) The total return would have been lower had certain expenses not been reduced during the period shown.
            (c) Not annualized.
            (d) Annualized.

Your Account
---------------------------------------------------------------------

            As an investor, you pay no sales charges to invest in our Funds. Furthermore, you pay no charges to transfer within the Fund family or even to redeem out of our Funds. The price at which you purchase and redeem your shares is equal to the net asset value per share (NAV) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (NYSE) is open for trading. The NAV is equal to the Fund's net worth (assets minus liabilities) divided by the number of shares outstanding. Each Fund's NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time.

            Securities traded in foreign markets may trade when the NYSE is closed. Those securities are generally valued at the closing of the exchange where they are primarily traded. Therefore, a Fund's NAV may change on days when investors may not be able to purchase or redeem Fund shares.

            Each Fund's investments are valued based on market values. If a particular event would materially affect a Fund's NAV or if market quotations are not readily available, then the Pricing Committee of the Board of Trustees may value the Fund's investments based on an evaluation of fair value.


MINIMUM INVESTMENTS IN OUR FUNDS

            All investments in our Funds must be in U.S. Dollars. Third-party checks which are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to a Fund or State Street Bank and Trust Company will be accepted.


                            INITIAL INVESTMENT          ADDITIONAL INVESTMENT
Regular accounts*              $2,000                       $100
Education IRA                     500                         N/A
Traditional IRA                   500                         100
SEP IRA                           500                         100
SIMPLE IRA                        500                         100
ROTH IRA                          500                         100

*For Regular accounts, arrangements can be made to open accounts with less than the required initial investment. Call (800) 835-3879 for more details.

[Text Box]

A Traditional IRA is an individual retirement account. Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

An Education IRA is an IRA with a non-deductible contributions and tax-free growth of assets and distributions. The account must be used to pay qualified educational expenses.

A SEP IRA is an IRA that allows employers or the self-employed to make contributions to an employee's account.

A Simple IRA is an employer plan and a series of IRAs that allows contributions by and for amployees.

A ROTH IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other consitions must be met in order to qualify.

YOU SHOULD CONSULT YOUR TAX PROFESSIONAL FOR MORE INFORMATION ON IRA
ACCOUNTS.

----------------------------------------------------------------------
HOW TO PURCHASE SHARES

                                     Initial Purchase                  Additional Purchases
Through your Investment Advisor    Contact your investment advisor
                                   or other investment professional
                                                                       Send any additional funds to your
                                                                       investment professional at the address
                                                                       appearing on your account statement

Advisors, Bank Trust and 401(k)
agents only                       Call (800) 358-7668 for further
                                  instructions
                                                                      Call (800) 358-7668 for further instructions

Direct Shareholders:
[GRAPHIC]By Mail                  Complete the account application.
                                  Mail the application and a check
                                  payable to The Managers Funds to:
                                  The Managers Funds
                                  c/o Boston Financial
                                  Data Services, Inc.
                                  P.O. Box 8517
                                  Boston, MA 02266-8517


                                                                      Write a letter of instruction
                                                                      (including the name of the Fund and your
                                                                      account number) and a check
                                                                      payable to The Managers Funds to:
                                                                      The Managers Funds
                                                                      c/o Boston Financial
                                                                      Data Services, Inc.
                                                                      P.O. Box 8517
                                                                      Boston, MA 02266-8517
                                                                      Include your account # on your check.

[GRAPHIC} By Telephone           Call (800) 358-7668                  Call the Transfer Agent at (800) 252-0682.
                                                                      The minimum additional investment
                                                                      is $100


*All purchases by check are subject to a 15-day holding period.

**For Bank Wires: Please call and notify the Fund at (800) 358-7668. Then instruct your bank to wire the money to State Street Bank and Trust Company, Boston, MA 02101; ABA #011000028; BFN - The Managers Funds A/C 9005-001-5, FBO-Shareholder name, account number and Fund name. Please be aware that your bank may charge you a fee for this service.

---------------------------------------------------------------------
HOW TO SELL SHARES

You may sell your shares at any time. Your shares will be sold at the NAV calculated after the Fund's Transfer Agent accepts your order. Orders received after 4:00 p.m. New York Time will receive the NAV per share determined at the close of trading on the next NYSE trading day.

                                             Instructions
Through your Investment Advisor              Contact your investment advisor

Advisor, Bank Trust and 401(k) agents only   Call (800) 358-7668 for further instructions

Direct Shareholders:
[GRAPHIC]By Mail                             Write a letter of instruction containing:
                                              * the name of the Fund
                                              * dollar amount or number of shares to be sold
                                              * your name
                                              * your account number
                                              * signatures of all owners on account

                                            Mail letter to:
                                             The Managers Funds
                                             c/o Boston Financial Data
                                             Services, Inc.
                                             P.O. Box 8517
                                             Boston, MA  02266-8517

[GRAPHIC] By Telephone                      If you elected telephone redemption privileges
                                            on your account application,
                                            call us at (800) 252-0682

It is important to keep in mind that if you invest through a third party such as a bank, broker-dealer or financial supermarket rather than directly with us, the policies and fees may be different than those described in this material.
[TEXT BOX]
Redemptions $25,000 and over require a signature guarantee. A signature guarantee helps to protect against fraud. You can obtain one from most banks and securities dealers. A notary public cannot provide a signature guarantee. In joint accounts, both signatures must be guaranteed.

Telephone redemptions are available only for redemptions which are below $25,000.

Investor Services
------------------------------------------------------------------------
Automatic Reinvestment Plan allows your dividends and capital gain distributions to be reinvested in additional shares of your Fund or another Fund. You can elect to receive cash.

Automatic Investments allows you to make automatic deductions from a designated bank account.

[GRAPHIC]
Systematic Withdrawals allows you to make automatic monthly withdrawals of $100 or more per Fund. Withdrawals are normally completed on the 25th day of each month. If the 25th day is a weekend or a holiday, the withdrawal will be completed on the next business day.


Dollar Cost Averaging allows you to make automatic monthly exchanges from one Fund to another. Exchanges are completed on the 15th day of each month. Be sure to read the current Prospectus for any Fund that you are exchanging into. There is no fee associated with this service. If the 15th day is a weekend or a holiday, the exchange will be completed on the next business day.

Individual Retirement Accounts are available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

Exchange Privilege allows you to exchange your shares of one Fund for shares of another of our Funds. There is no cost associated with this service. Be sure to read the Prospectus of any Fund that you wish to exchange into. You can request your exchange in writing, by telephone (if elected on the application) or through your investment advisor, bank or investment professional.

Investor Services
---------------------------------------------------------------------

GENERAL FUND POLICIES

We reserve the right to:

* redeem an account if the value of the account falls below
$500 due to redemptions

* Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission

* Change our minimum  investment amounts

* Delay sending out redemption proceeds for up to seven days
(this usually applies to very large redemptions without notice, excessive trading or during unusual market conditions)

* Make a redemption-in-kind (a payment in portfolio securities instead of in cash) if we determine that a redemption is too large and/or may cause harm to the Fund and its shareholders

* Refuse any purchase or exchange request if we determine that such request could adversely affect the Fund's NAV, including if such person or group has engaged in excessive trading (to be determined in our discretion)

* After prior warning and notification, close an account due to excessive trading

Account Policies, Dividends and Taxes
-------------------------------------------------------------------------------
ACCOUNT STATEMENTS

You will receive quarterly statements detailing your account activity. All investors will also receive a yearly statement, including a Form 1099-DIV, detailing the tax characteristics of any dividends and distributions that you have received in your account. You will also receive confirmations after each trade executed in your account.

DIVIDENDS AND DISTRIBUTIONS

Income dividends and net capital gain distributions, if any are normally paid annually in December for each of the Equity Funds, with the exception of the Income Equity Fund. Effective January 1, 2000, the Income Equity Fund will normally declare and distribute any income dividends yearly and normally makes capital gain distributions yearly in August and December.

We will automatically reinvest your distributions of dividends and capital gains unless you tell us otherwise. You may change your election by writing to us at least 10 days prior to the scheduled payment date.

TAX INFORMATION

[GRAPHIC]
Please be aware that the following tax information is general and refers to the provisions of the Internal Revenue Code of 1986, as amended, which are in effect as of the date of this Prospectus. You should consult a tax adviser about the status of your distributions from your Funds.

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, whether you receive the distribution in cash or reinvest it for additional shares. An exchange of one Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain may be realized, except for certain tax-deferred accounts, such as IRA accounts.

Account Policies, Dividends and Taxes
----------------------------------------------------------------------------

Federal law requires a Fund to withhold taxes on distributions paid to shareholders who:

* fail to provide a social security number or taxpayer identification number

* fail to certify that their social security number or taxpayer identification number is correct

* fail to certify that they are exempt from withholding

[COMMON INSIDE BACK COVER TO ALL PROSPECTUSES]

[THE MANAGERS FUNDS LOGO]
Where Leading Money Managers Converge

Fund Distributor
The Managers Funds LLC
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203) 857-5321 or (800) 835-3879

Custodian
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts  02171

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
919 Third Avenue
New York, New York  10022

Transfer Agent
Boston Financial Data services, Inc.
attn:  The Managers Funds
P.O. Box 8517
Boston, Massachusetts  02266-8517
(800) 252-0682

TRUSTEES
Jack W. Aber
William E. Chapman, II
Sean M. Healey
Edward J. Kaier
Madeline H. McWhinney
Steven J. Paggioli
Eric Rakowski
Thomas R. Schneeweis


THE MANAGERS FUNDS

EQUITY FUNDS:
-----------------
INCOME EQUITY FUND

Armstrong Shaw Associates Inc.
Chartwell Investment Partners, L.P.

CAPITAL APPRECIATION FUND
Essex Investment Management Company, LLC
Roxbury Capital Management LLC

SPECIAL EQUITY FUND
Liberty Investment Management
Pilgrim, Baxter & Associates, Ltd.
Westport Asset Management, Inc.
Kern Capital Management LLC

INTERNATIONAL EQUITY FUND
Scudder Kemper Investments, Inc.
Lazard Asset Management
Mastholm Asset Management, L.L.C.

EMERGING MARKETS EQUITY FUND
Rexiter Capital Management Limited

INCOME FUNDS:
----------------
MONEY MARKET FUND
J.P. Morgan Investment Management Inc.

SHORT AND INTERMEDIATE BOND FUND
Standish, Ayer & Wood, Inc.


BOND FUND
Loomis, Sayles & Co., L.P.

GLOBAL BOND FUND
Rogge Global Partners


                               WWW.MANAGERSFUNDS.COM

For more information on any of the above Funds, including management fees and expenses, call or write for a free prospectus or visit our website. Read it carefully before you invest or send money.

[BACK COVER OF PROSPECTUS - COMMON TO ALL]
For More Information
------------------------------------------------------------------
Additional  Information  for  these  Funds,  including   the
Statement of Additional Information and the Annual and Semi-
Annual  Reports, is available to you free upon request.   In
the  Annual  Report for each of the Funds, you will  find  a
discussion   of   the  market  conditions   and   investment
strategies   that   significantly   affected   the    Fund's
performance during the last fiscal year.


[GRAPHIC]By telephone               Call 1-800-835-3879

[GRAPHIC]By Mail                   Write to:  The Managers Funds
                                              40 Richards Avenue
                                              Norwalk, CT 06854

[GRAPHIC]On the Internet           Electronic copies are available on ur
                                   website at http://www.managersfunds.com

Text-only copies of these documents are also available on the SEC's website at http://www.sec.gov, by sending a request and a duplication fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009, or by visiting the SEC's Public Reference Room in Washington, DC (1-800-SEC-0330)

Investment Company Act Registration Number 811-3752.




                      THE MANAGERS FUNDS


                  MANAGERS INCOME EQUITY FUND
              MANAGERS CAPITAL APPRECIATION FUND
                 MANAGERS SPECIAL EQUITY FUND
              MANAGERS INTERNATIONAL EQUITY FUND
             MANAGERS EMERGING MARKETS EQUITY FUND
           MANAGERS SHORT AND INTERMEDIATE BOND FUND
                      MANAGERS BOND FUND
                   MANAGERS GLOBAL BOND FUND






              STATEMENT OF ADDITIONAL INFORMATION

                        APRIL 1, 1999,
                as supplemented March 17, 2000
















You  can obtain a free copy of the Prospectus for any of these
Funds  by  calling The Managers Funds at (800) 835-3879.   The
Prospectus provides the basic information about investing in the Funds.

This  Statement of Additional Information is not a Prospectus.
It contains additional information regarding the activities and operations of the Funds. It should be read in conjunction with each Fund's Prospectus.

The Financial Statements of the Funds, including the report of independent accountant, for the fiscal year ended December 31, 1998 are included in each Fund's Annual Report and are available without charge by calling the Fund at (800) 835-3879. They are incorporated by reference to this document. TABLE OF CONTENTS

PAGE

1             GENERAL INFORMATION

  1            INVESTMENT OBJECTIVES AND POLICIES
  2                 Investment Techniques and Associated Risks
11                  Quality and Diversification Requirements for
the Funds
12                  Fundamental Investment Restrictions
14                  Non-Fundamental Investment Restrictions
15                  Temporary Defensive Position
15                  Portfolio Turnover

16             BOARD OF TRUSTEES AND OFFICERS OF THE FUNDS
17                  Trustees' Compensation

18             CONTROL PERSONS AND PRINCIPAL HOLDERS OF
               SECURITIES
18                  Control Persons
19                  Management Ownership

19             MANAGEMENT OF THE FUNDS
19                  Investment Advisor
20                  Sub-Advisors
24                  Voluntary Fee Waivers and Expense
Limitations
26                  Compensation of Manager and Sub-Advisers
27                  Fund Management Agreement
28                  Administrative Services; Distribution
Arrangements
29                  Custodian
29                  Transfer Agent
29                  Independent Public Accountants

29             BROKERAGE ALLOCATION AND OTHER PRACTICES

31             PURCHASE, REDEMPTION AND PRICING OF SHARES
31                  Purchasing Shares
32                  Redeeming Shares
33                  Exchange of Shares
33                  Net Asset Value
34                  Dividends and Distributions

34             TAXATION OF THE FUNDS

37             PERFORMANCE DATA
37                  Yield
38                  Total Return
38                  Performance Comparisons
39                  Massachusetts Trust
40                  Description of Shares
42                  Additional Information

42             FINANCIAL STATEMENTS

Appendix A     DESCRIPTION OF SECURITY RATINGS



                      GENERAL INFORMATION

      This Statement of Additional Information relates only to Managers Income Equity Fund, Managers Capital Appreciation Fund, Managers Special Equity Fund, Managers International Equity Fund, Managers Emerging Markets Equity Fund, Managers Short and Intermediate Bond Fund, Managers Bond Fund and Managers Global Bond Fund. Each Fund is a series of shares of beneficial interest of The Managers Funds, a no-load mutual fund family, formed as a Massachusetts business trust (the
"Trust"). A separate Statement of Additional Information covers Managers Money Market Fund, a separate series of the Trust.

      This Statement of Additional Information describes the financial history, management and operation of each of the Funds, as well as each Fund's investment objectives and policies. It should be read in conjunction with each Fund's current Prospectus. The Trust's executive office is located at 40 Richards Avenue, Norwalk, Connecticut 06854.

      Unlike other mutual funds which directly acquire and manage their own portfolios, the Trust employs a multi-manager investment approach to these Funds which achieves added diversification within each of their portfolios. See "Management of the Funds."

      The Managers Funds, L.P. LLC, a subsidiary of Affiliated Managers Group, Inc., serves as investment manager to each Fund and is responsible for the Fund's overall administration and distribution. It selects and recommends, subject to the approval of the Board of Trustees, an independent asset manager, or a team of independent asset managers ("Sub-Adviser" or "Sub-Advisers"), to manage each Fund's investment portfolio. The Managers Funds, L.P. LLC also monitors the performance, security holdings and investment strategies of these external Sub-Advisers and researches any potential new Sub-Advisers for the Fund family. See "Management of the Funds."

     Investments in the Fund are not:
     *    Deposits or obligations of any bank
     *    Guaranteed or endorsed by any bank
     *     Federally insured by the Federal Deposit  Insurance
       Corporation,
            the Federal Reserve Board or any other federal agency


              INVESTMENT OBJECTIVES AND POLICIES

      The following is additional information regarding the investment objectives and policies used by each Fund in an attempt to achieve its objective as stated in its Prospectus. Each Fund in the Trust is an open-end management investment company. Each Fund, with the exception of Managers Global Bond Fund, is diversified.

     Managers Income Equity Fund (the "Income Equity Fund") is designed for investors who seek a high level of current income from investing in a diversified portfolio of equity securities. The Income Equity Fund seeks to achieve this objective by investing at least 65% of its total assets in the equity securities of U.S. companies.

       Managers Capital Appreciation Fund (the "Capital Appreciation Fund") is designed for investors who seek long-term capital appreciation by investing in a diversified portfolio of equity securities. Income is the Fund's secondary objective. The Capital Appreciation Fund seeks to achieve this objective by investing its assets in equity
securities   in   U.S.   companies   with   mid-   to   large-
capitalizations.

      Managers Special Equity Fund (the "Special Equity Fund") is designed for investors who seek long-term capital appreciation by investing in a diversified portfolio of equity securities of small- and medium-capitalization companies. The Special Equity Fund seeks to achieve this objective by investing at least 65% of its total assets in the equity securities of U.S. companies whose shares have a market capitalization of under $1.5 billion.

      Managers International Equity Fund (the "International Equity Fund") is designed for investors who seek long-term capital appreciation by investing in a diversified portfolio of equity securities of companies domiciled outside the U.S. The International Equity Fund seeks to achieve this objective by investing at least 65% of its total assets in the equity securities of non-U.S. companies whose shares have a market capitalization of over $1 billion.

      Managers Emerging Markets Equity Fund (the "Emerging Markets Equity Fund") is designed for investors who seek long-term capital appreciation by investing in a diversified portfolio of equity securities of companies in emerging or developing markets. The Emerging Markets Equity Fund seeks to achieve this objective by investing at least 65% of its total assets in the equity securities of companies considered to be emerging or developing by the World Bank or the United Nations.

     Managers Short and Intermediate Bond Fund (the "Short and Intermediate Bond Fund") is designed for investors who seek high current income by investing in a diversified portfolio of fixed-income securities with an average maturity of one to five years. The Short and Intermediate Bond Fund seeks to achieve this objective by investing at least 65% of its total assets in bonds.

      Managers  Bond  Fund (the "Bond Fund") is  designed  for
investors who seek income by investing in a diversified portfolio of primarily fixed-income securities. The Bond Fund seeks to achieve this objective by investing at least 65% of its total assets in bonds having a maturity of less than 40 years from the date of purchase by the Fund. Compared to the benchmark, the Bond Fund typically maintains a longer average duration. As a result, the Bond Fund may tend to be more interest rate sensitive than the benchmark or other mutual funds whose average durations are similar to the benchmark.

      Managers Global Bond Fund (the "Global Bond Fund") is designed for investors who seek high total return, through both income and capital appreciation, by investing in primarily domestic and foreign fixed-income securities. It seeks to achieve this objective by investing at least 65% of its total assets in a portfolio of domestic and foreign bonds issued by governments, corporations and supranational organizations. The Global Bond Fund is nondiversified.

Investment Techniques and Associated Risks

     The following are descriptions of the types of securities that may be purchased by the Funds. Also see "Quality and Diversification Requirements of the Funds."

(1) Asset-Backed Securities. Each Fund may invest in securities referred to as asset-backed securities. These securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. Asset-backed securities provide periodic payments that generally consist of both principal and interest payments that must be guaranteed by a letter of credit from an unaffiliated bank for a specified amount and time.

      Asset-Backed securities are subject to additional risks. These risks are limited to the security interest in the collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of the credit card debts and thereby reducing the amounts due. In general, these types of loans have a shorter life than mortgage loans and are less likely to have substantial prepayments.

(2)   Cash Equivalents.  Each of the Funds may invest in  cash
equivalents.    Cash  equivalents  include   certificates   of
deposit, bankers acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

  * Bankers Acceptances. Each of the Funds may invest in bankers acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become "accepted" when a bank guarantees their payment upon maturity.

    Eurodollar bankers acceptances are bankers acceptances denominated in U.S. Dollars and are "accepted" by foreign branches of major U.S. commercial banks.

  * Certificates of Deposit. Each of the Funds may invest in certificates of deposit. Certificates of deposit are issues against money deposited into a bank (including eligible foreign branches of U.S. banks) for a definite period of time. They earn a specified rate of return and are normally negotiable.

  * Commercial Paper. Each of the Funds may invest in commercial paper. Commercial Paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of less than 9 months.

    Eurodollar commercial paper refers to promissory notes payable in U.S. Dollars by European issuers.

  * Repurchase Agreements. Each of the Funds may enter into repurchase agreements with brokers, dealers or banks that meet with the credit guidelines which have been approved by the Fund's Board of Trustees. In a repurchase agreement, the Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is the purchase price plus a mutually agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the
     underlying  security.   The period  of  these  repurchase
     agreements will be short, as short as overnight, and at no time will any Fund enter into repurchase agreements for more than seven days.

    Repurchase  agreements could have certain risks  that  may adversely affect a Fund. If a seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, realization of disposition of the collateral by a Fund may be delayed or limited.

  * Reverse Repurchase Agreements. Each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. The price reflects the interest rates in effect for the term of the agreement. For the purposes of the Investment Company Act of 1940, as amended, (the "1940 Act"), a reverse repurchase agreement is also considered as the borrowing of money by a Fund and, therefore, a form of leverage which may cause any gains or losses for a Fund to become magnified.

     The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, a Fund will enter into reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds is more than the interest expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period that is longer than the reverse repurchase agreement itself. Each Fund will establish and maintain a separate account with the Custodian that contains a segregated portfolio of securities in an amount, which is at least equal to the amount of its purchase obligations under the reverse repurchase agreement.

(3) Eurodollar Bonds. Eurodollar bonds are bonds issued outside of the United States, which are denominated in U.S.
Dollars.

(4) European Currency Unit Bonds. European Currency Unit Bonds are bonds denominated in European Currency Units
("ECU").   An  ECU  is a basket of European  currencies  which
contains the currencies of ten members of the European Community. It is used by members of the European Community to determine their official claims and debts. The ECU may fluctuate in relation to the daily exchange rates of its member's currencies. The ECU is comprised of the following ten currencies: German Deutschmark, British Pound, French Franc, Italian Lira, Dutch Guilder, Belgian Franc, Luxembourg Franc, Finish Kroner, Irish Pound and Greek Drachma.

(5) Emerging Market Securities. The International Equity Fund, the Bond Fund and the Global Bond Fund may invest in Emerging Market Securities. Furthermore, the nature of the Emerging Markets Equity Fund is to invest most of its total assets in the securities of emerging market countries. The International Equity Fund may also invest some of its assets in the securities of emerging market countries. Investments in securities in emerging market countries may be considered to be speculative and may have additional risks from those associated with investing in the securities of U.S. issuers. There may be limited information available to investors, which is publicly available, and generally emerging market issuers are not subject to uniform accounting, auditing and financial standards and requirements like those required by U.S. issuers.

      Investors  should be aware that the value  of  a  Fund's
investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other foreign restrictions in emerging market countries. These risks may be more severe than those experienced in foreign countries. Emerging market securities trade with less frequency and volume than domestic securities and therefore may have greater price volatility and lack liquidity. Furthermore, there is often no legal structure governing private or foreign investment or private property in some emerging market countries. This may adversely affect the Fund's operations and the ability to obtain a judgement against an issuer in an emerging market country.

  (6) Foreign Securities. The International Equity Fund, the Emerging Markets Equity Fund, the Bond Fund and the Global Bond Fund may invest in certain foreign securities. The
Global Bond Fund may invest in foreign bonds but all investments in the Global Bond Fund must be denominated in U.S. Dollars. Investments in securities of foreign issuers and in obligations of domestic banks involve different and additional risks from those associated with investing in securities of U.S. issuers. There may be limited information available to investors, which is publicly-available, and generally foreign issuers are not subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S. issuers. Any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase.

      Investors should be aware that the value of a Fund's investments in foreign securities may be adversely affected by changes in the political or social conditions, confiscatory
taxation,       diplomatic      relations,      expropriation,
nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other foreign restrictions and tax regulations in foreign countries. In addition, due to the differences in the economy of these foreign countries compared to the U.S. economy, whether favorably or unfavorably, portfolio securities may appreciate or depreciate and could therefore adversely affect a Fund's operations. It may also be difficult to obtain a judgement against a foreign creditor. Foreign securities trade with less frequency and volume than domestic securities and therefore may have greater price volatility. Furthermore, changes in foreign exchange rates will have an affect on those securities that are denominated in currencies other than the U.S. Dollar.

  *     Forward  Foreign  Currency  Exchange  Contracts.   The
     International Equity Fund, the Emerging Markets Equity Fund, the Bond Fund, the Short and Intermediate Bond Fund, and the Global Bond Fund may purchase or sell equity securities of foreign countries. Therefore, substantially all of the Fund's income may be derived from foreign currency. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a mutually agreed upon date and price. The contract is usually between a bank and its customers. The contract may be denominated in U.S. Dollars or may be referred to as a "cross-currency" contract. A cross-currency contract is a contract, which is denominated, in another currency other than in U.S. Dollars.

     In such a contract, the Fund's custodian will segregate cash or marketable securities in an amount not less than the value of the Fund's total assets committed to these contracts. Generally, the Funds will not enter into contracts that are greater than ninety days.

     Forward foreign currency contracts have additional risks. It may be difficult to determine the market movements of the currency. The value of the Fund's assets may be adversely affected by changes in foreign currency exchange rates and regulations and controls on currency exchange. Therefore, the Funds may incur costs in converting foreign currency.

    If  a  Fund engages in an offsetting transaction, the Fund will experience a gain or a loss determined by the movement in the contract prices. An "offsetting transaction" is one where the Fund enters into a transaction with the bank upon maturity of the original contract. The Fund must sell or purchase on the same maturity date as the original contract the same amount of foreign currency as the original contract.

  * Foreign Currency Considerations. The Emerging Markets Equity Fund will invest substantially all of its total assets in securities denominated in foreign currencies. The Fund will compute and distribute the income earned by the Fund at the foreign exchange rate in effect on that date. If the value of the foreign currency declines in relation to the U.S. Dollar between the time that the Fund earns the income and the time that the income is converted into U.S. Dollars, the Fund may be required to sell its securities in order to make its distributions in U.S. dollars. As a result, the liquidity of the Fund's securities may have an adverse affect on the Fund's performance.

     The Sub-Advisers of the Fund will not routinely hedge the Fund's foreign currency exposure unless the Fund has to be protected from currency risk.

(7) Futures Contracts. Each of the Funds may buy and sell futures contracts to protect the value of the Fund's portfolio against changes in the prices of the securities that it invests. When a Fund buys or sells a futures contact, the Fund must segregate cash and/or liquid securities for the value of the contract.

      There are additional risks associated with futures contracts. It may be impossible to determine the future price of the securities, and securities may not be marketable enough to close out the contract when the Fund desires to do so.

  * Equity Index Futures Contracts. The Income Equity Fund, the Capital Appreciation Fund and the Special Equity Fund may enter into equity index futures contracts. An equity index future contract is an agreement for the Fund to buy or sell an index relating to equity securities at a mutually agreed upon date and price. Equity index futures contracts are often used to hedge against anticipated changes in the level of stock prices. When the Fund enters into this type of contract, the Fund makes a deposit called an "initial margin." This initial margin must be equal to a specified percentage of the value of the contract. The rest of the payment is made when the contract expires.

  *      Interest  Rate  Futures  Contracts.   The  Short  and
     Intermediate Bond Fund, the Bond Fund and the Global Bond Fund may enter into interest rate futures contracts. An interest rate futures contract is an agreement for a Fund to buy or sell fixed-income securities at a mutually agreed upon date and price. Interest rate futures contracts are often used to hedge against anticipated changes in the level of stock prices. When the Fund enters into this type of contract, the Fund makes a deposit called an "initial margin." This initial margin must be equal to a specified percentage of the value of the contract. The rest of the payment is made when the contract expires.

(8) Illiquid Securities, Private Placements and Certain Unregistered Securities. Each of the Funds may invest in privately placed, restricted, Rule 144A or other unregistered securities. No Fund may acquire illiquid holdings if, as a result, more than 15% of the Fund's total net assets would be in illiquid investments. Subject to this Fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act") and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered "illiquid" if it cannot be disposed of within seven (7) days in the normal course of business at approximately the same amount in which it was valued in the Fund's portfolio. The price the Fund's portfolio may pay for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuations of these securities will reflect any limitations on their liquidity.

     The Funds' may purchase Rule 144A securities eligible for sale without registration under the 1933 Act. These securities may be determined to be illiquid in accordance with the guidelines established by The Managers Funds, L.P.The Managers Funds LLC and approved by the Trustees. The Trustees will monitor these guidelines on a periodic basis.

     Investors should be aware that a Fund may be subject to a risk if the Fund should decide to sell these securities when a buyer is not readily available and at a price which the Fund believes represents the security's value. In the case where an illiquid security must be registered under the 1933 Act before it may be sold, a Fund may be obligated to pay all or part of the registration expenses. Therefore, a considerable time may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, a Fund may obtain a less favorable price than was available when it had first decided to sell the security.

(9) Inverse Floating Obligations. The Short and Intermediate Bond Fund, the Bond Fund and the Global Bond Fund may invest up to 25% of each Fund's total assets in inverse floating obligations. Inverse floating obligations, also referred to as residual interest bonds, are variable rate securities which have interest rates that decline when market rates increase and vice versa. They are typically purchased directly from the issuing agency.

     There are additional risks associated with these obligations. They may be more volatile than fixed-rate securities, especially in periods where interest rates are fluctuating. In order to limit this risk, the Sub-Adviser may purchase inverse floaters that have a shorter maturity or contain limitations on their interest rate.

(10) Mortgage-Related Securities. The Short and Intermediate Bond Fund, the Bond Fund and the Global Bond Fund may invest in mortgage-related securities. Mortgage-related securities, also known as "pass-throughs," are certificates that are issued by governmental, government-related or private organizations. They are backed by pools of mortgage loans and provide investors with monthly payments.

     There are additional risks associated with mortgage-related securities such as prepayment risk. See "Other Risk Factors" in the Fund's Prospectus for more information on prepayment risk. Pools that are created by non-government issuers generally have a higher rate of interest than those pools that are issued by the government. This is because there is no guarantee of payment associated with non-government issuers. Although there is generally a liquid market for these investments, those certificates issued by private organizations may not be readily marketable. The value of mortgage-related securities depends on the level of interest rates, the coupon rates of the certificates and the payment history of the underlying mortgages of the pools. The following are types of mortgage-related securities.

  * Collateralized Mortgage Obligations ("CMOs"). CMOs are obligations that are fully collateralized by a portfolio of mortgages or mortgage-related securities. There are different classes of CMOs, and certain classes have priority over others with respect to prepayment on the mortgages. Therefore, a Fund may be subject to greater or lesser prepayment risk depending on the type of CMOs in which the Fund invests.

     Some mortgage-related securities have "Interest Only" or "IOs" where the interest goes to one class of holders and "Principal Only" or "POs" where the principal goes to a second class of holders. In general, the Funds treat IOs and POs as subject to the restrictions that are placed on illiquid investments, except if the IOs or POs are issued by the U.S. government.

  * GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes are undivided interests in a pool of mortgages insured by the Federal Housing Administration, the Farmers Home Administration or the Veterans Administration. They entitle the holder to receive all payments of principal and interest, net of fees due to GNMA and the issuer. Payments are made to holders of Ginnie Maes whether payments are
     actually received on the underlying mortgages.   This  is
     because Ginnie Maes are guaranteed by the full faith and credit of the United States. GNMA has the unlimited authority to borrow funds from the U.S. Treasury to make payments to these holders. Ginnie Maes are highly liquid and the market for these certificates is very large.

  * FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes are undivided interests in a pool of conventional mortgages. They are secured by the first mortgages or deeds of trust on residential properties. There is no obligation to distribute monthly payments of principal
     and  interest  on the mortgages in the  pool.   They  are
     guaranteed only by FNMA and do not receive the full faith and credit of the United States.

(11) Municipal Bonds. The Funds may invest in three types of municipal bonds: General Obligation Bonds, Revenue Bonds and Industrial Development Bonds. General obligation bonds are bonds issued by states, counties, cities towns and regional districts. The proceeds from these bonds are used to fund municipal projects. Revenue bonds are bonds that receive net revenues from a particular facility or other specific source. Industrial development bonds are considered to be municipal bonds if the interest paid on these bonds is exempt from federal taxes. They are issued by public authorities and are used to raise money to finance public and privately owned facilities for business, manufacturing and housing.

(12) Obligations of Domestic and Foreign Banks. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry.
Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations under a letter of credit.

(13) Option Contracts.

  * Covered Call Options. The Income Equity Fund, the Capital Appreciation Fund and the Special Equity Fund may write ("sell") covered call options on individual stocks, equity indices and futures contracts, including equity index futures contracts. The Short and Intermediate Bond Fund, the Bond Fund and the Global Bond Fund may write ("sell") covered call options on individual bonds and on interest rate futures contracts. The Funds' written call options must be listed on a national securities exchange or a futures exchange.

     A call option is a short-term contract that is generally for no more than nine months. This contract gives a buyer of the option, in return for a paid premium, the right to buy the underlying security or contract at an agreed upon price prior to the expiration of the option. The buyer can purchase the underlying security or contract regardless of its market price. A call option is considered "covered" if the Fund that is writing the option owns or has a right to immediately acquire the underlying security or contract.

     A Fund may terminate an obligation to sell an outstanding option by making a "closing purchase transaction." A Fund makes a closing purchase transaction when it buys a call option on the same security or contract with the same price and expiration date. As a result, the Fund will realize a loss if the amount paid is less than the amount received from the sale. A closing purchase transaction may only be made on an exchange that has a secondary market for the option with the same price and expiration date. There is no guarantee that the secondary market will have liquidity for the option.

     There are risks associated with writing covered call options. A Fund is required to pay brokerage fees in order to write covered call options as well as fees for the purchases and sales of the underlying securities or contracts. The portfolio turnover rate of the Fund may increase due to the Fund writing a covered call option.

  * Covered Put Options. The Income Equity Fund, the Capital Appreciation Fund and the Special Equity Fund may write ("sell") covered put options on individual stocks, equity indices and futures contracts, including equity index futures contracts. The Short and Intermediate Bond Fund, the Bond Fund and the Global Bond Fund may write ("sell") covered put options on individual bonds and on interest rate futures contracts.

     A put option is a short-term contract that is generally for no more than nine months. This contract gives a buyer of the option, in return for a paid premium, the right to sell the underlying security or contract at an agreed upon price prior to the expiration of the option. The buyer can sell the underlying security or contract at the option price regardless of its market price. A put option is considered "covered" if the Fund which is writing the option owns or has a right to immediately acquire the underlying security or contract. The seller of a put option assumes the risk of the decrease of the value of the underlying security. If the underlying security decreases, the buyer could exercise the option and the underlying security or contract could be sold to the seller at a price that is higher than its current market value.

     A Fund may terminate an obligation to sell an outstanding option by making a "closing purchase transaction." A Fund makes a closing purchase transaction when it buys a put option on the same security or contract with the same price and expiration date. As a result, the Fund will realize a loss if the amount paid is less than the amount received from the sale. A closing purchase transaction may only be made on an exchange that has a secondary market for the option with the same price and expiration date. There is no guarantee that the secondary market will have liquidity for the option.

     There are risks associated with writing covered put options. A Fund is required to pay brokerage fees in order to write covered put options as well as fees for the purchases and sales of the underlying securities or contracts. The portfolio turnover rate of the Fund may increase due to the Fund writing a covered put option.

  * Dealer Options. Dealer Options are also known as Over-the-Counter options ("OTC"). Dealer options are puts and calls where the strike price, the expiration date and the premium payment are privately negotiated. Each of the Funds may use dealer options if the options are with major banks who are members of the Federal Reserve System and are approved as primary dealers in U.S. government securities by the Federal Reserve Bank of New York. The bank's creditworthiness and financial strength are judged by the Sub-Adviser and must be determined to be as good as the creditworthiness and strength of the banks to whom the Fund lends its portfolio securities.

  * Puts and Calls. The Income Equity Fund, the Capital Appreciation Fund and the Special Equity Fund may buy options on individual stocks, equity indices and equity futures contracts. The Short and Intermediate Bond Fund, the Bond Fund and the Global Bond Fund may buy puts and calls on individual bonds and on interest rate futures contracts. A Fund's purpose in buying these puts and calls is to protect itself against an adverse affect in changes of the general level of market prices in which the Fund operates. A put option gives the buyer the right upon payment to deliver a security or contract at an agreed upon date and price. A call option gives the buyer the right upon payment to ask the seller of the option to deliver the security or contract at an agreed upon date and price.

(14) Rights and Warrants. Each Fund may purchase rights and warrants. Rights are short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer's securities at a stated price for a stated time.

(15) Securities Lending. Each of the Funds may lend its portfolio securities in order to realize additional income. This lending is subject to the Fund's investment policies and restrictions. Any loan of portfolio securities must be secured at all times by collateral that is equal to or greater than the value of the loan. If a seller defaults, a Fund may use the collateral to satisfy the loan. However, if the buyer defaults, the buyer may lose some rights to the collateral securing the loans of portfolio securities.

(16) Segregated Accounts. Each Fund will establish a segregated account with its Custodian after it has entered into either a repurchase agreement or certain options, futures and forward contracts. The segregated account will maintain cash and/or liquid securities that are equal in value to the obligations in the agreement.

(17) Short Sales. Each Fund may enter into short sales. A Fund enters into a short sale when it sells a security that it does not own in anticipation of a decrease in the market price of that security. A broker retains the proceeds of the sales until the Fund replaces the sold security. The Fund arranges with the broker to borrow the security. The Fund must replace the security at its market price at the time of the replacement. As a result, the Fund may have to pay a premium to borrow the security and the Fund may, but will not necessarily, receive any interest on the proceeds of the sale. The Fund must pay to the broker any dividends or interest payable on the security until the security is replaced. Collateral, consisting of cash, or marketable securities, is used to secure the Fund's obligation to replace the security. The collateral is deposited with the broker.

      If the price of the security sold increases between the time of the sale and the time the Fund replaces the security, the Fund will incur a loss. If the price declines during that period, the Fund will realize a capital gain. The capital gain will be decreased by the amount of transaction costs and any premiums, dividends or interest the Fund will have to pay in connection with the short sale. The loss will be increased by the amount of transaction costs and any premiums, dividends or interest the Fund will have to pay in connection with the short sale.

(18) U.S. Treasury Securities. The Short and Intermediate Bond Fund, the Bond Fund and the Global Bond Fund may invest in direct obligations of the U.S. Treasury. These obligations include Treasury bills, notes and bonds, all of which have their principal and interest payments backed by the full faith and credit of the United States government.

*    Additional  U.S. Government Securities.   The  Short  and
     Intermediate Bond Fund, the Bond Fund and the Global Bond Fund may invest in obligations issued by the agencies or instrumentalities of the United States Government. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. For those securities which are not backed by the full faith and credit of the United States, the Fund must principally look to the federal agency guaranteeing or issuing the obligation for ultimate repayment and therefore may not be able to assert a claim against the United States itself for repayment in the event that the issuer does not meet its commitments. The securities which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (a) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (b) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (c) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

(19) Variable Rate Securities. The Short and Intermediate Bond Fund, the Bond Fund and the Global Bond Fund may invest in variable rate securities. Variable rate securities are debt securities which do not have a fixed coupon rate. The amount of interest to be paid to the holder is typically contingent on another rate ("contingent security") such as the yield on 90-day Treasury bills. Variable rate securities may also include debt securities which have an interest rate which resets in the opposite direction of the rate of the contingent security.

(20) When-Issued Securities. Each of the Funds may purchase securities on a when-issued basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of these securities is subject to market fluctuation. For fixed-income securities, no interest accrues to a Fund until a settlement takes place. At the time a Fund makes a commitment to purchase securities on a when-issued basis, the Fund will record the transaction, reflect the daily value of the securities when determining the net asset value of the Fund, and if applicable, calculate the maturity for the purposes of determining the average maturity from the date of the Transaction. At the time of settlement, a when-issued security may be valued below the amount of the purchase price.

     To facilitate these transactions, the Fund will maintain a segregated account with the Custodian that will include cash, or marketable securities, in an amount which is at least equal to the commitments. On the delivery dates of the transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could incur a loss or a gain due to market fluctuation. Furthermore, the Fund may be at a disadvantage if the other party to the transaction defaults. When-issued transactions may allow the Fund to hedge against unanticipated changes in interest rates.

Quality and Diversification Requirements for the Funds

      Each Fund, with the exception of the Global Bond Fund, intends to meet the diversification requirements of the1940 Act as currently in effect. Investments not subject to the diversification requirements could involve an increased risk to an investor should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline. See "Appendix A" for a description of Security Ratings.

* Ratings Requirements of Commercial Paper. At the time any of the Funds invest in taxable commercial paper, the issuer must have an outstanding debt rated A-1 or higher by Standard & Poor's Ratings Group ("S&P") or the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's Investors Services, Inc. ("Moody's") (or a similar rating by any nationally recognized statistical rating organization). If no such ratings are available, the investment must be of comparable quality in the opinion of The Managers Funds, L.P.The Managers Funds LLC or the Sub-Adviser.

*    Rating  of  Debt Instruments.  The Short and Intermediate
     Bond Fund and the Bond Fund may each invest in debt securities that are rated Bb by S&P or Ba by Moody's (or a similar rating by any nationally recognized statistical rating organization). Such securities are frequently referred to as "junk bonds." Junk bonds are more likely to react to market developments affecting market and credit risk than more highly rated debt securities.

      For the last fiscal year ended December 31, 1998, the weighted average ratings of the debt obligations held by the Short and Intermediate Bond Fund and the Bond Fund, expressed as a percentage of each of the Fund's total investments, were as follows:

       Ratings         Short             and     Bond Fund
                       Intermediate     Bond
                       Fund

Government        and           44%                  9%
AAA/Aaa
AA/Aa                           5%                   5%
BBB/Baa                         28%                 51%
BB/Ba                           4%                   0%
Not Rated                       8%                  14%


Fundamental Investment Restrictions

      The following investment restrictions have been adopted by the Trust with respect to each of the Funds contained in this Statement of Additional Information. Except if otherwise stated, these investment restrictions are "fundamental" policies which is defined in the 1940 Act to mean that the restrictions cannot be changed without the vote of a "majority of the outstanding voting securities" of a Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

     Each of the Funds of the Trust may not:

(1) Invest in securities of any one issuer (other than securities issued by the U.S. Government, its agencies and instrumentalities), if immediately after and as a result of such investment the current market value of the holdings of its securities of such issuer exceeds 5% of its total assets. The Global Bond Fund may invest up to 50% of its assets in bonds issued by foreign governments which may include up to 25% of such assets in any single government issuer.

(2) Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States Government, its agencies and instrumentalities). Such concentration may occur incidentally as a result of changes in the market value of portfolio securities, but such concentration may not result from investment. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this restriction.

(3) Acquire more than 10% of the outstanding voting securities of any one issuer.

(4)  Borrow   money,  except  from  banks  for   temporary   or
     extraordinary or emergency purposes and then only in amounts up to 10% of the value of the Fund's total assets, taken at cost, at the time of such borrowing (and provided such borrowings do not exceed in the aggregate one-third of the market value of the Fund's total assets less liabilities other than the obligations represented by the bank borrowings). It will not mortgage, pledge or in any other manner transfer any of its assets as security for any indebtedness, except in connection with any such borrowing and in amounts up to 10% of the value of the Fund's net assets at the time of such borrowing.

(5) Invest in securities of an issuer which together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of its total assets would then be invested in such securities.

(6) Invest more than 15%, of the value of its net assets in illiquid instruments including, but not limited to, securities for which there are no readily available market quotations, dealer (OTC) options, assets used to cover dealer options written by it, repurchase agreements which mature in more than 7 days, variable rate industrial development bonds which are not redeemable on 7 days demand and investments in time deposits which are non-negotiable and/or which impose a penalty for early withdrawal.

(7) Invest in companies for the purpose of exercising control or management.

(8) Purchase or sell real estate; provided, however, that it may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

(9) Purchase or sell physical commodities, except that each Fund may purchase or sell options and futures contracts thereon.

(10) Engage in the business of underwriting securities issued by others.

(11) Participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of The Managers Funds, L.P.The Managers Funds LLC or any portfolio manager in order to save brokerage costs or to average prices shall not be considered a joint securities trading account.

(12) Make loans to any person or firm; provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government entity which are publicly distributed or of a type customarily purchased by institutional investors (which are debt securities, generally rated not less than Baa by Moody's or BBB by Standard & Poor's, privately issued and purchased by such entities as banks, insurance companies and investment companies), or (ii) the entry into "repurchase agreements." It may lend its portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33-l/3% of its total assets. See "Other Information -- Loan Transactions."

(13) Purchase the securities of other Funds or investment companies except (i) in connection with a merger, consolidation, acquisition of assets or other reorganization approved by its shareholders, (ii) for shares in the Money Market Fund in accordance with an order of exemption issued by the Securities and Exchange Commission (the "SEC"), and (iii) each Fund, may purchase securities of investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (a) 3% of such company's total outstanding voting stock is owned by the Fund, (b) 5% of the Fund's total assets, taken at market value, would be invested in any one such company or (c) 10% of the Fund's total assets, taken at market value, would be invested in such securities.

(14) Purchase from or sell portfolio securities to its officers, trustees or other "interested persons" (as defined in the l940 Act) of the Fund, including its portfolio managers and their affiliates, except as permitted by the l940 Act.

(15) Purchase or retain the securities of an issuer if, to the Trust's knowledge, one or more of the directors, trustees or officers of the Trust, or the portfolio manager responsible for the investment of the Trust's assets or its directors or officers, individually own beneficially more than l/2 of l% of the securities of such issuer and together own beneficially more than 5% of such securities.

(16) Issue senior securities.

(17) Invest up to 10% of its total assets in shares of other investment companies investing exclusively in securities in which it may otherwise invest. Because of restrictions on direct investment made by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Emerging Markets Equity Fund to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the Investment Company Act. The Emerging Markets Equity Fund may also incur tax liability to the extent they invest in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distributions to the Funds.

Unless otherwise provided, for purposes of investment restriction (2) above, relating to industry concentration, the term "industry" shall be defined by reference to the SEC Industry Codes set forth in the Directory of Companies Required to File Annual Reports with the Securities and Exchange Commission.

Unless otherwise provided, for purposes of investment restriction (1) above, the Global Bond Fund may invest more than 5% of its total assets in the securities of any one foreign government, so long as the aggregate amount of such greater than 5% holdings does not exceed 50% of the value of its total assets, and no more than 25% of the value of its total assets may be invested in the securities of a single foreign government.

Non-Fundamental Investment Restrictions

      The following investment restrictions have been adopted by the Trust with respect to each of the Funds contained in this Statement of Additional Information. Except if otherwise stated, these investment restrictions are not fundamental policies and may be changed without shareholder approval.

     Each of the Funds of the Trust may not:

(1)  Invest in real estate limited partnership interests.

(2)  Invest in oil, gas or mineral leases.

(3) Invest more than 10% of its net assets in warrants or rights, valued at the lower of cost or market, nor more than 5% of its net assets in warrants or rights (valued on the same basis) which are not listed on the New York or American Stock Exchanges.

(4) Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures that do not represent bona fide hedging, the aggregate initial margin and premiums paid on such positions would exceed 5% of the Fund's net asset value.

(5) Purchase securities on margin, except for such short-term credits as are necessary for clearance of portfolio transactions; provided, however, that each Fund may make margin deposits in connection with futures contracts or other permissible investments.

(6)  Effect short sales of securities.

(7) Write or sell uncovered put or call options. The security underlying any put or call purchased or sold by a Fund must be of a type the Fund may purchase directly, and the aggregate value of the obligations underlying the puts may not exceed 50% of the Fund's total assets.



Temporary Defensive Position

       Each of the Funds may, at the discretion of its Sub-Advisers, invest up to 100% of its assets in cash for temporary defensive purposes. This strategy may be inconsistent with the Fund's principal investment strategies and may be used in an attempt to respond to adverse market, economic, political or other conditions. During such a period, a Fund may not achieve its investment objective.


Portfolio Turnover

      Generally, each of the Funds purchase securities for investment purposes and not for short-term trading profits. However, a Fund may sell securities without regard to the length of time that the security is held in the portfolio if such sale is consistent with the Fund's investment objectives. A higher degree of portfolio activity may increase brokerage costs to a Fund.

      The portfolio turnover rate is computed by dividing the dollar amount of the securities which are purchased or sold (whichever amount is smaller) by the average value of the securities owned during the year. Short-term investments such as commercial paper, short-term U.S. Government securities and variable rate securities (those securities with intervals of less than one- year) are not considered when computing the portfolio turnover rate.

      For the last two fiscal years, each of the Fund's portfolio turnover rates were as follows:

             Fund                   1997           1998

Income Equity Fund                       96%             84%
Capital Appreciation Fund               235%            252%
Special Equity Fund                    5049%             64%
International Equity Fund                37%             56%
Emerging Markets Equity Fund*          ----*             89%
Short  and  Intermediate   Bond          91%            115%
Fund
Bond Fund                                35%             55%
Global Bond Fund                        197%            232%
*The  Emerging  Markets  Equity Fund commenced  operations  on
February 9, 1998.

          BOARD OF TRUSTEES AND OFFICERS OF THE FUNDS

      The Board of Trustees and Officers of the Funds, their business addresses, principal occupations and dates of birth are listed below. The Board of Trustees provides broad supervision over the affairs of the Trust and the Funds. The Board of Trustees and Officers of the Funds, their business addresses, principal occupations and dates of birth are listed below. Unless otherwise noted, the address of the Trustees and Officers is the address of the Trust: 40 Richards Avenue, Norwalk, Connecticut 06854.

      JACK  W.  ABER-Trustee;  Professor  of  Finance,  Boston
University  School of Management since 1972.  His  address  is
595  Commonwealth  Avenue, Boston, Massachusetts  02215.   His
date of birth is September 9, 1937.

      WILLIAM E. CHAPMAN, II-Trustee; President and Owner, Longboat Retirement Planning Solutions. From 1990 to 1998, he served in a variety of roles with Kemper Funds, the last of which was President of the Retirement Plans Group. Prior to joining Kemper, he spent 24 years with CIGNA in investment sales, marketing and general management roles. His address is 380 Gulf of Mexico Drive, Longboat Key, Florida 34228. His date of birth is September 23, 1941.

      SEAN M. HEALEY*-Trustee; Executive Vice President for Affiliated Managers Group, Inc. since April 1995. From August 1987 through March 1995, he served in a variety of roles in the Mergers and Acquisitions Department of Goldman, Sachs & Co., the last of which was as Vice President. His address is Two International Place, 23rd Floor, Boston, Massachusetts 02110. His date of birth is May 9, 1961.

       EDWARD   J.  KAIER-Trustee;  Partner,  Hepburn  Willcox
Hamilton  & Putnam since 1977.  His address is 1100  One  Penn
Center, Philadelphia, Pennsylvania 19103. His date of birth is September 23, 1945.

     MADELINE H. MCWHINNEY-Trustee; From 1977 to 1994, she was President of Dale, Elliott & Company, Inc., Management Consultants. Member of the Investment Committee, New Jersey Supreme Court since 1990; Member of Advisory Committee on Professional Ethics, New Jersey Supreme Court from 1983 to 1998. Her address is 24 Blossom Cove Road, Red Bank, New Jersey 07701. Her date of birth is March 11, 1922.

      STEVEN J. PAGGIOLI-Trustee; Executive Vice President and Director of The Wadsworth Group since 1986. Vice President, Secretary and Director of First Fund Distributors, Inc. since 1991. Executive Vice President, Secretary and Director of Investment Company Administration, LLC since 1990. Trustee of Professionally Managed Portfolios since 1991. His address is 915 Broadway, Suite 1605, New York, New York 10010. His date of birth is April 3, 1950.

       ERIC RAKOWSKI-Trustee; Professor, University of California at Berkeley School of Law since 1990. Visiting Professor, Harvard Law School 1998-1999. His address is 1535 Delaware Street, Berkeley, California 94703-1281. His date of birth is June 5, 1958.
      THOMAS R. SCHNEEWEIS-Trustee; Professor of Finance, University of Massachusetts since 1985. He also serves as the Managing Director of CISDM at the University of Massachusetts, a position he has held since 1994. His address is 10 Cortland Drive, Amherst, Massachusetts 01002. His date of birth is May 10, 1947.

     PETER M. LEBOVITZ-President; ; President of The Managers Funds LLC. From September 1994 to April 1999, he was Vice President of The Managers Funds and Managing Director of The Managers Funds, L.P. From June 1993 to June 1994, he was the Director of Marketing for Hyperion Capital Management, Inc. From April 1989 to June 1993, he was Senior Vice President for Greenwich Asset Management, Inc. His date of birth is January 18, 1955.

      DONALD S. RUMERY-Secretary, Treasurer; Chief Financial Officer of The Managers Funds LLC (formerly The Managers Funds, L.P.) since December 1994. From March 1990 to December 1994, he was a Vice President of Signature Financial Group. From August 1980 to March 1990, he served in a variety of roles at The Putnam Companies, the last of which was Vice President. His date of birth is May 29, 1958.

      GIANCARLO (JOHN) E. ROSATI-Assistant Treasurer; Vice President of The Managers Funds LLC (formerly The Managers Funds, L.P.) since July 1992. From July 1986 to June 1992, he was an Assistant Vice President of The Managers Funds, L.P.

        PETER M. MCCABE-Assistant Treasurer; Portfolio Administrator of The Managers Funds LLC (The Managers Funds, L.P.) since August 1995. From July 1994 to August 1995, he was a Portfolio Administrator withat Oppenheimer Capital, L.P. From September 1990 to June 1994, he was a college student. His date of birth is September 8, 1972.

      LAURA A. DESALVO-Assistant Secretary; Legal/Compliance Officer of The Managers Funds LLC (formerly The Managers Funds, L.P.) since September 1997. From August 1994 to June 1997, she was a law student and from 1990 to June 1994 she was a college student. Her date of birth is November 10, 1970. *Mr. Healey is an "interested person" (as defined in the 1940
Act) of the Funds.

Trustees' Compensation

      Each Trustee is currently paid an annual fee of $16,000 for serving as Trustee of the Trust and the Funds. Each Trustee also receives an additional fee of $1,000 for each in-person meeting attended and $500 for each telephonic meeting. The Trustees may serve as directors of other corporations that are unrelated to these Funds.
       The following table sets forth each Trustee's compensation expenses paid by the Trust for the calendar year ended December 31, 1998.

                             Pension
                             or         Estimat  Total
                             Retiremen  ed       Compensat
                  Aggregate  t          Annual   ion from
                  Compensat  benefits   benefit  Funds and
Name & Position   ion from   accrued    s upon   Fund
                  FundsTrus  as part    Retirem  ComplexTr
                  t          of         ent      ust Paid
                             FundTrust           to
                             expenses            Trustees
William W.                 $      ----     ----          $
Graulty*            8,650.00                      8,650.00
Madeline H.        13,950.00      ----     ----  13,950.00
McWhinney
Steven J.          13,950.00      ----     ----  13,950.00
Paggioli
Thomas R.          13,200.00      ----     ----  13,200.00
Schneeweis
*Mr.  Graulty  resigned as Trustee of The  Managers  Funds  on
September 14, 1998.


      CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

      As of January 21March 11, 1999, Charles Schwab & Co. "controlled" (within the meaning of the 1940 Act) the Special Equity Fund, the International Equity Fund and the Emerging Markets Equity Fund. As of January 21March 11, 1999, National Financial "controlled" the Global Bond Fund. An entity or person which "controls" a particular Fund could have effective voting control over that Fund. Certain of these shareholders are omnibus processing organizations.

      As of January 21March 11, 1999, the following persons or entities owned more than 5% of the outstanding shares of a Fund. Certain of these shareholders are omnibus processing organizations.

     *    Income Equity Fund
       Charles Schwab & Co., Inc., San Francisco, CAalifornia
       21%
       Huntington National Bank, Columbus, OHhio 14%
       National Financial Services Corp., New York, NYew York
       87%
       Huntington Trust Company, Columbus, OhioH   6%

     *    Capital Appreciation Fund
       Charles Schwab & Co., Inc., San Francisco, CaliforniaA
       12%
       National Financial Services Corp., New York, NYew York
       8%
       Huntington National Bank, Columbus, OHhio   6%

     *    Special Equity Fund
       Charles Schwab & Co., Inc., San Francisco, CAalifornia
       376%
       National Financial Services Corp., New York, NYew York
       9%

     *    International Equity Fund
       Charles Schwab & Co., Inc., San Francisco, CaliforniaA
       27%
       National Financial Services Corp., New York, NYew York
       89%
       Merrill Lynch Trust Company, Somerset, NJ   6%
       Resource Bank, Minneapolis, MNinnesota      5%
       Merrill Lynch Trust Company, Somerset, New Jersey   5%

     *    Emerging Markets Equity Fund
       Charles Schwab & Co., Inc., San Francisco, CAalifornia
       343%
       Resource Bank, Minneapolis, MNinnesota      8%
       National Financial Services Corp., New York, New YorkY
       76%

     *    Short and Intermediate Bond Fund
       Crotched Mountain Foundation Profit Sharing Plan
       , Greenfield, New Hampshire                   67%
       Huntington Trust Company, Columbus, Ohio    5%

     *    Bond Fund
       National Financial Services Corp., New York, New York
       13%
       Charles Schwab & Co., Inc., San Francisco, CAalifornia
       176%
       National Financial Services Corp., New York, NY   11%

     *    Global Bond Fund
       National Financial Services Corp., New York, New York
       301%
       Charles Schwab & Co., Inc., San Francisco, CA       6%

Management Ownership

      As of January 21March 11, 1999, all management personnel
(i.e., Fund officers, Trustees and advisory board members) as a group owned beneficially less than 1% of the outstanding shares of each of the Funds.

                    MANAGEMENT OF THE FUNDS

Investment Advisor

     The Trustees provide broad supervision over the operations and affairs of the Trust and the Funds. The Managers Funds, L.P. LLC (the "Manager") serves as investment manager and administrator to each of the Funds. The Managers Funds LLC is a subsidiary of Affiliated Managers Group, Inc. ("AMG"), and AMG serves as the Managing Member of the LLC. AMG is located at Two International Place, 23rd Floor, Boston, Massachusetts 02110.

      The assets of the Funds are managed by a Sub-Adviser or a team of Sub-Advisers which are selected by the Manager, subject to the review and approval of the Trustees. The Manager also serves as administrator of the Funds and carries out the daily administration of the Trust and the Funds. The Manager and its corporate predecessor have had over 20 years of experience in evaluating Sub-Advisers for individuals and institutional investors.

      The Manager recommends Sub-Advisers for each Fund to the Trustees based upon its continuing quantitative and qualitative evaluation of the Sub-Advisers' skills in managing assets subject to specific investment styles and strategies. Unlike many other mutual funds, the Funds are not associated with any one portfolio manager and benefit from independent specialists carefully selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Adviser, and the Manager does not expect to recommend frequent changes of Sub-Advisers.

      The Manager allocates the assets of each Fund among the Sub-Adviser(s) selected for that Fund. Each Sub-Adviser has discretion, subject to oversight by the Trustees and the Manager, to purchase and sell portfolio assets, consistent with each Fund's investment objectives, policies and restrictions and specific investment strategies developed by the Manager. For its services, the Manager receives a management fee from each Fund. A portion of the fee paid to the Manager is used by the Manager to pay the advisory fees of the Sub-Adviser(s).

      Generally, the Sub-Adviser(s) only provides the Fund with asset management and related recordkeeping services. However, a Sub-Adviser or its affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions, or markups, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the terms of any exemptive order issued by the Securities and Exchange Commission.

      A Sub-Adviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts which are unrelated in any manner to the Manager or its affiliates. The Manager enters into an advisory agreement with each Sub-Adviser known as an "Asset Management Agreement." This Agreement requires the Sub-Adviser of a Fund to provide fair and equitable treatment to the Fund in the selection of portfolio investments and the allocation of investment opportunities. However, it does not obligate the Sub-Adviser to acquire for the Fund a position in any investment which any of the Sub-Adviser's other clients may acquire. The Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund or otherwise.

      Although the Sub-Advisers make investment decisions for the Funds independent of those for their other clients, it is likely that similar investment decisions will be made from time to time. When a Fund and another client of a Sub-Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between the Portfolio and the other client(s) pursuant to a formula considered equitable by the Sub-Adviser. In specific cases, this system could have an adverse affect on the price or volume of the security to be purchased or sold by the Fund. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit the Fund.

      The Trustees and the Manager have adopted a joint Code of Ethics under Rule 17j-1 of the 1940 Act (the "Code"). The Code generally requires employees of the Manager to preclear any personal securities investment (with limited exceptions such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The restrictions are applicable to all employees of the Manager and include a ban on trading securities based on information about the trading within a Fund.

Sub-Advisers

     The Sub-Adviser(s) for each Fund are set forth below. The Income Equity Fund, the Capital Appreciation Fund, the Special Equity Fund and the International Equity Fund currently allocate the Fund's assets among more than one Sub-Adviser to provide diversification among investment strategies. However, not all Sub-Advisers that have Asset Management Agreements in effect will be funded at all times. As of the date of this Statement of Additional Information, the following are the Sub-Advisers for each of the Funds. The information has been supplied by each of the Sub-Advisers. None of these Sub-
Advisers are currently affiliated with the Manager or the Funds.

Income Equity Fund

*    Chartwell Investment Partners, L.P. ("Chartwell")

  Chartwell is a limited partnership founded in 1997. It is 75% controlled by the employees of Chartwell and 25% controlled by Maverick Partners, L.P. ("Maverick"). Maverick is controlled by John McNiff and Michael Kennedy. As of
  December 31, 1998, Chartwell's assets under management totaled approximately $2.7 billion. Chartwell's address is 1235 Westlakes Drive, Suite 330, Berwyn, PA 19312.

  Chartwell uses a team approach to managing its portion of the Income Equity Fund.

*    Armstrong Shaw Associates Inc. ("Armstrong Shaw")

  Armstrong Shaw is a corporation founded in 1984 by Jeffrey M. Shaw and Raymond J. Armstrong. As of December 31, 1999,
  Armstrong Shaw's assets under management totaled over $750 million. Armstrong Shaw's address is 32 Threadneedle Lane, Stamford, CT 06902.

  Jeffrey M. Shaw is the lead portfolio manager of the portion of the Income Equity Fund managed by Armstrong Shaw. He has been the President of the firm since 1998 and is one of the firm's founders.

Capital Appreciation Fund

*    Essex Investment Management Company, LLC ("Essex")

  Essex was founded in 1976 and is owned jointly by the employees of Essex and an institutional partner, Affiliated Managers Group, Inc. As of December 31, 1998, Essex's assets under management totaled approximately $5.6 billion. Essex's address is 125 High Street, Boston, MA 02110.

  Joseph  C. McNay, Chairman and Chief Investment Officer,  and
  Daniel  Beckham,  Principal  and  Vice  President,  are   the
  portfolio   managers   for  the  portion   of   the   Capital
  Appreciation Fund which is managed by Essex.

*    Roxbury Capital Management, LLC ("Roxbury")

  Roxbury Capital Management is a California corporation which was founded in 1986. In order to facilitate a strategic partnership with WT Investments, Inc., a subsidiary of
  Wilmington  Trust  Company and a wholly-owned  subsidiary  of
  Wilmington Trust Corporation, Roxbury Capital Management transferred all of its assets in 1998 to Roxbury which is jointly owned by employees and WT Investments, Inc., a subsidiary of Wilmington Trust Company. As of December 31, 1998, Roxbury's assets under management totaled approximately $6,026.56.0 billion. Roxbury's address is 100 Wilshire Boulevard, Suite 600, Santa Monica, CA 90401.

  Kevin P. Riley is the portfolio manager of the portion of the Capital Appreciation Fund which is managed by Roxbury. He is a Senior Managing Director, Senior Portfolio Manager and
  Chief Investment Officer of Roxbury.

Special Equity Fund

*    Liberty Investment Management ("Liberty")

  Liberty was originally formed in 1976 and is a division of Goldman Sachs Asset Management. Goldman Sachs Asset Management is a separate operating division of Goldman, Sachs & Co. The general partners of Goldman, Sachs & Co. are The Goldman Sachs Group, L.P. (a Delaware Limited Partnership)
  ("GSGLP") and The Goldman, Sachs & Co. L.L.C. (a Delaware limited liability company) ("GSCLLC"). The Goldman Sachs Corporation ("GSC") is the parent company of both GSGLP and GSCLLC. GSGLP is also a parent of GSCLLC. GSC is the sole general partner of GSGLP. As of December 31, 1998, Liberty's assets under management totaled approximately $10.9 billion. Liberty's address is 2502 Rocky Point Drive, Suite 500, Tampa, FL 33607.

  Timothy G. Ebright is the portfolio manager of the portion of the Special Equity Fund managed by Liberty. He has been a Vice President of Liberty since 1988.

*    Pilgrim Baxter & Associates, Ltd. ("Pilgrim")

  Pilgrim was formed in 1982 and is owned by United Asset Management, a public company. As of December 31, 1998, Pilgrim's assets under management totaled approximately $13.9 billion. Pilgrim's address is 825 Duportail Road, Wayne, PA 19087.

  Jeffrey WronaGary L. Pilgrim is the lead portfolio manager and Gary L. Pilgrim, CFA,Jeffrey Wrona is the co-portfolio manager of the portion of the Special Equity Fund which is managed by Pilgrim. Mr. Pilgrim is the Chief Investment Officer and one of the founding members of the firm. Mr. Wrona is responsible for managing small capitalization and technology portfolios. Mr. Pilgrim is the Chief Investment Officer and one of the founding members of the firm.


*    Westport Asset Management, Inc. ("Westport")

  Westport was formed in 1983 and is 51%-owned by Andrew J. Knuth and 49%-owned by Ronald H. Oliver. Each is active as a portfolio manager/analyst of the firm. As of December 31, 1998, Westport's assets under management totaled approximately $2.0 billion. Westport's address is 253 Riverside Avenue, Westport, CT 06880.

  Andrew J. Knuth is the portfolio manager of the portion of the Special Equity Fund managed by Westport. He is the Chairman and one of the founders of Westport.

*    Kern Capital Management LLC ("KCM")
  KCM is a Delaware limited liability company founded in 1997 by Robert E. Kern, Jr. and David G. Kern. As of December 31, 1998, KCM's assets under management totaled approximately $405.9 million. KCM's address is 114 West 47th Street, Suite 1926, New York, NY 10036.

  Robert E. Kern, Jr. is the portfolio manager of the portion of the Special Equity Fund which is managed by KCM. He has been the Managing Member, Chairman and Chief Executive
  Officer of KCM since the firm's inception.

International Equity Fund

*    Scudder Kemper Investments, Inc. ("Scudder")

     Scudder was founded in 1919 and is owned and controlled by the Zurich Group ("Zurich"). It is managed by a Board of Directors chaired by Rolf Hueppi, Chairman and CEO of Zurich. The members include members of Zurich's Corporate Executive Board, Laurence W. Cheng, William H. Bolinder, Gunther Gose, and Edmond D. Villani, as well as Cornelia Small, Director of Global Equity Investments of Scudder and Lynn S. Birdsong, Director of Scudder's Institutional Group. As of December 31, 1998, Scudder's assets under management totaled approximately $281.2 billion. Scudder's address is 345 Park Avenue, New York, NY 10154.
  Scudder was founded in 1919 and is owned and controlled by the Zurich Group ("Zurich"). It is managed by a Board of Directors chaired by Rolf Hueppi, Chairman and CEO of Zurich. Members include members of Zurich's Corporate Executive Board, Laurence W. Cheng, Steven M. Gluckstern, Markus Rohrbasser, and Edmond D. Villani, as well as Cornelia Small, Director of Global Equity Investments of Scudder and Lynn S. Birdsong, Director of Scudder's Institutional Group. As of December 31, 1998, Scudder's assets under management totaled approximately $____________. Scudder's address is 345 Park Avenue, New York, NY 10154.

  William E. Holzer is the portfolio manager of the portion of the International Equity Fund which is managed by Scudder.
  He is a Managing Director of Scudder.

*    Lazard Asset Management ("Lazard")

  Lazard is a division of Lazard Freres & Co. LLC, a New York limited liability company founded in 1848. It is a division of Lazard, Freres LLC. The mManaging dDirectors assigned to Lazard are Eileen D. Alexanderson, Thomas F. Dunn, Norman Eig, Herbert W. Gullquist, Ina O. Handler, Larry A. Kohn,
  Robert P. Morgenthau, John R. Reinsberg, Michael S. Rome, Michael P. Triguboff, Ira Handler and Alexander E. Zagoreos. As of December 31, 1998, Lazard's assets under management including its global affiliates totaled approximately $60 billion______________. Lazard's address is 30 Rockefeller Plaza, New York, NY 10112.

  Herbert  W.  Gullquist, Vice Chairman, Managing Director  and
  Chief  Investment  Officer and John  R.  Reinsberg,  Managing
  Director, are is the portfolio managers of the portion of the International Equity Fund managed by Lazard.

*    Mastholm Asset Management, L.L.C. ("Mastholm")

  Mastholm is a limited liability company founded in 1997.   As
  of March 2, 2000, Mastholm's assets under management totaled approximately $950 million. Mastholm's address is 10500 NE
  8th Street, Bellevue, WA 98004.

  Mastholm  will  use a team approach, headed  by  Theodore  J.
  Tyson,  Managing  Director,  along  with  Joseph  Jordan  and
  Douglas Allen, in managing its portion of the Fund.
  He is the Managing Director of Lazard.

Emerging Markets Equity Fund

*    Rexiter Capital Management Limited ("Rexiter")

  Rexiter was founded in 1997 and is 75% owned by State Street Corporation through two subsidiaries. As of December 31, 1998, Rexiter's assets under management totaled approximately $361.64 million. Rexiter's address is Almack House, 28 King Street, London, England SW1Y 6QW.

  Murray Davey and Ken King are the portfolio managers the Emerging Markets Equity Fund managed by Rexiter.

Short and Intermediate Bond Fund

*    Standish, Ayer & Wood, Inc. ("Standish")

  Standish was founded in 1933 and is a privately owned corporation with 24 directors. Edward H. Ladd, Chairman and Managing Director, and George W. Noyes, CEO, President and Managing Directort, each own more than 10% of the outstanding voting securities of Standish. Caleb F. Aldrich, Managing Director and Vice President, Davis B. Clayson, Director and Vice President, Dolores S. Driscoll, Managing Director and Vice President, Richard C. Doll, Director and Vice President, Maria D. Furman, Managing Director and Vice President, and Richard S. Wood, Managing Director, Vice President and Secretary, each own more than 5% of the outstanding voting securities of Standish. Nicholas S. Battelle, David H. Cameron, Karen K. Chandor, James E. Hollis, III, Laurence A. Manchester, Arthur H. Parker, Howard B. Rubin, Austin C. Smith, W. Charles Cook, Joseph M. Corrado, Mark A. Flaherty, Raymond J. Kubiak, Thomas P. Sorbo, David C. Stuehr and Michael W. Thompson are each a Director and Vice President of Standish. Ralph S. Tate is Managing Director and Vice President of Standish. Each owns less than 5% of the outstanding voting securities of Standish. As of December 31, 1998, Standish's assets under management totaled approximately $46.2 ,218.7 billion. Standish's address is One Financial Center, Suite 26, Boston, MA 02111.

  Howard B. Rubin is the portfolio manager for the Short and Intermediate Bond Fund which is managed by Standish. He is a Director and Vice President of Standish and has been with the firm since 1984.

Bond Fund

*    Loomis, Sayles & Company, L.P. ("Loomis")

  Loomis was founded in 1926. Its sole general partner, Loomis, Sayles & Company, Inc., is a special purpose corporation that is an indirect wholly-owned subsidiary of Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies' managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("Met Life"), a mutual life insurance company. Nvest Companies' advising general partner, Nvest L.P., is a publicly-traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest L.P. As of December 31, 1998, Loomis' assets under management totaled approximately $70.7 billion. Loomis' address is One Financial Center, Boston, MA 02111.

  Daniel  J.  Fuss, CFA, is the portfolio manager of  the  Bond
  Fund  which  is  managed by Loomis.  He has been  a  Managing
  Director of Loomis since 1976.

Global Bond Fund

*    Rogge Global Partners, plc. ("Rogge")

  Rogge was founded in 1984 and is owned by United Asset Management, a public company. As of December 31, 1998, Rogge's assets under management totaled approximately $5.6 billion. Rogge's address is Sion Hill, 56 Victoria Embankment, London, England EC4Y-0DZ.

  Olaf Rogge is the portfolio manager of the Global Bond Fund which is managed by Rogge. He is the Managing Director and Principal Executive of Rogge, which he founded in 1984.

Voluntary Fee Waivers and Expense Limitations

      From time to time, the Manager may voluntarily agree to waive all or a portion of the fee it would otherwise be entitled to receive from a Fund. The Manager may waive all or a portion of its fee for a number of reasons such as passing on to the Fund and its shareholders the benefit of reduced portfolio management fees resulting from (i) a reallocation of Fund assets among Sub-Advisers or (ii) a voluntary waiver by a Sub-Adviser of all or a portion of the fees it would otherwise be entitled to receive from the Manager with respect to the Fund. The Manager may also decide to waive all or a portion of its fees from a Fund for other reasons, such as attempting to make a Fund's performance more competitive as compared to similar funds. The effect of the fee waivers in effect at the date of this Statement of Additional Information on the management fees payable by the Funds is reflected in the tables below and in the Expense Information located in the front of each of the Fund's Prospectuses. Voluntary fee waivers by the Manager or by any Sub-Adviser may be terminated or reduced in amount at any time and solely in the discretion of the Manager or Sub-Adviser concerned. Shareholders will be notified of any change on or about the time that it becomes effective.

Compensation of Manager and Sub-Advisers

      As compensation for the services rendered and related expenses under the Fund Management Agreement, the Funds have agreed to pay the Manager a fee, which is computed daily and may be paid monthly. Furthermore, as compensation for the services rendered and related expenses under the Asset Management Agreement, the Manager has agreed to pay each of the Sub-Advisers a fee for managing their respective portfolios, which is also computed daily and paid monthly. The fee paid to each Sub-Adviser is paid out from the Manager's fee received from the Funds.

      During the last three fiscal years ended December 31, 1996, 1997 and 1998, the Manager was paid the following fees by the Funds under the Fund Management Agreement.

Fund                        1996         1997      1998

Income  Equity Fund                $   349,821$   465,345     $
513,862
Capital   Appreciation  Fund          $    761,925$     797,930
$   590,610
Special    Equity    Fund                  $1,572,135$4,477,844
$7,575,757
International    Equity    Fund            $1,856,193$3,010,430
$4,490,305
Emerging Markets Equity Fund*----- -----$ 40,849 (a) Short and Intermediate Bond Fund$ 116,037$ 88,839 $ 84,177
Bond Fund              $   180,197$   221,232$   281,699
Global  Bond Fund                  $   126,043$   115,996     $
132,587
*The  Emerging  Markets  Equity Fund  commenced  operations  on
February 9, 1998.
(a) The fee paid to the Manager for the Fund, restated to reflect a waiver of a portion of the fee in effect, would have been $18,312.

      During the last three fiscal years ended December 31, 1996, 1997 and 1998, the Sub-Advisers were paid the following fees by the Manager under the Asset Management Agreement.

Fund                        1996         1997      1998

Income Equity Fund
      Chartwell Investment Partners, L.P.-----$    29,408     $
125,429

Capital Appreciation Fund
      Essex Investment Mgmt. Co., LLC    -----$   156,464     $
143,597
      Roxbury Capital Management, LLC    -----     -----      $
29,210

Special Equity Fund
      Liberty Investment Management$   266,030$   746,314     $
945,730
      Pilgrim, Baxter & Associates, Ltd.$   305,198$    790,994
$1,337,508
       Westport  Asset  Management     $    302,171$    873,573
$1,422,275
     Kern Capital Management LLC-----$     59,856$   441,940

International Equity Fund
      Scudder  Kemper  Investments, Inc.$   515,262$    833,438
$1,237,987
     Lazard Asset Management$   516,157$   838,470$1,254,650


Emerging Markets Equity Fund**
     Rexiter Capital Management Limited
           (King Street Advisors, Limited) ---     -----      $
18,312

Short and Intermediate Bond Fund
       Standish,  Ayer  &  Wood,  Inc.$     58,019$     44,419$
42,089

Bond Fund
     Loomis, Sayles & Co., L.P.$    71,957$    88,443$  112,679

Global Bond Fund
     Rogge Global Partners plc$    64,019$    57,998$    65,556
*Managers Emerging Markets Equity Fund commenced operations  on
February 9, 1998.

Fund Management Agreement

      The Trust has entered into a Fund Management Agreement with the Manager. The Manager, in turn, has entered into Asset
Management Agreements with each of the Sub-Advisers selected for the Funds.

      The Manager is a Delaware limited partnershipliability company. Affiliated Managers Group, Inc. serves as its Managing MemberIts general partner is a corporation that is wholly owned by Robert P. Watson, President and a Trustee of the Trust.

      Under the Fund Management Agreement, the Manager is required to (i) supervise the general management and investment of the assets and securities portfolio of each Fund; (ii)
provide overall investment programs and strategies for each Fund; (iii) select and evaluate the performance of Sub-Advisers for each Fund and allocate the Fund's assets among these Sub-Advisers; (iv) provide financial, accounting and statistical information required for registration statements and reports with the SEC; and (v) provide the Trust with the office space, facilities and personnel necessary to manage and administer the operations and business of the Trust, including compliance with state and federal securities and tax laws, shareholder communications and record keeping.

      The Fund Management Agreement provide that it will continue in effect for a period of onetwo years after execution and will be specifically approved thereafter annually by the Trustees in the same manner as the Distribution and Administration Agreements. See "Administrative Services; Distribution Arrangements" below. The Fund Management Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trust's Disinterested Trustees, or by a vote of the shareholders of a majority of each Fund's outstanding voting securities, on 60 days written notice to the Manager or by the Manager on 60 days written notice to the Fund.

      The following table illustrates the annual management fee rates currently paid by each Fund to the Manager, together with the portion of the management fee that is retained by the Manager as compensation for its services, each expressed as a percentage of the Fund's average net assets. The remainder of the management fee is paid to the Sub-Advisers.




                                             MANAGER'S PORTION
                       TOTAL MANAGEMENT      OF THE TOTAL
 NAME OF FUND          FEE                   MANAGEMENT FEE

 Income Equity Fund    0.75%                 0.40%
 Capital  Appreciation 0.80%                 0.40%
 Fund
 Special Equity Fund   0.90%                 0.40%
 International  Equity 0.90%                 0.40%
 Fund
 Emerging      Markets 1.15%                 0.40%*
 Equity Fund
 Short             and 0.50%                 0.25%
 Intermediate     Bond
 Fund
 Bond Fund             0.625%                0.375%
 Global Bond Fund      0.70%                 0.35%  up to  $20
                                             million
                                             0.455%  over  $20
                                             million
  *Manager is waiving all of its fee as of the date of this Statement of Additional Information.

      The amount of the Fund's management fee retained by the Manager may vary for a Fund due to changes in the allocation of assets among its Sub-Advisers, the effect of an increase in the Fund's net asset value on the fees payable to its Sub-Advisers, and/or the implementation, modification or termination of voluntary fee waivers by the Manager and/or one or more of the Sub-Advisers.

      The Trust has obtained from the SEC an order permitting the Manager, subject to certain conditions, to enter into Asset Management Agreements with Sub-Advisers approved by the Trustees but without the requirement of shareholder approval. Under the terms of the order, the Manager is to be able, subject to the approval of the Trustees but without shareholder approval, to employ new Sub-Advisers for new or existing Funds, change the terms of particular sub-advisory agreements or continue the employment of existing Sub-Advisers after events that under the 1940 Act and the sub-advisory agreements would be an automatic termination of the agreement. Although shareholder approval will not be required for the termination of sub-advisory agreements, shareholders of a Fund will continue to have the right to terminate such agreements for the Fund at any time by a vote of a majority of outstanding voting securities of the Fund.

Administrative Services; Distribution Arrangements

      The Managers Funds, L.P.The Managers Funds LLC serves as administrator of the Trust (the "Administrator"). The Managers Funds, L.P.The Managers Funds LLC also serves as distributor (the "Distributor") in connection with the offering of each Fund's shares on a no-load basis. The Distributor bears certain expenses associated with the distribution and sale of shares of the Funds. The Distributor acts as agent in arranging for the sale of each Fund's shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of shares.

      The Distribution Agreement between the Trust and the Distributor may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Fund Management Agreement. The Distribution Agreement may be continued annually if specifically approved by the Trustees or by a vote of the Trust's outstanding shares, including a majority of the Disinterested Trustees or the respective Distributor, as such term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval.


Custodian

     State Street Bank and Trust Company ("State Street" or the "Custodian"), 1776 Heritage Drive, North Quincy, Massachusetts, 02110 is the Custodian for all the Funds. It is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due the Funds with respect to portfolio securities and paying out monies of the Funds. In addition, when any of the Funds trade in futures contracts and those trades would require the deposit of initial margin with a futures commission merchant ("FCM"), the Fund will enter into a separate special custodian agreement with a custodian in the name of the FCM which agreement will provide that the FCM will be permitted access to the account only upon the Fund's default under the contract.

       The Custodian is affiliated with Rexiter Capital Management Limited, one of the sub-advisers to Managers Emerging Markets Equity Fund. Under certain interpretations of the staff of the Securities and Exchange Commission, the assets of Managers Emerging Markets Equity Fund may be deemed to be in the Fund's custody for purposes of Rule 17f-2 under the Act. Accordingly, the requirements of Rule 17f-2 will be followed with respect to Managers Emerging Markets Equity Fund.

      The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the Securities and Exchange Commission.


Transfer Agent

      Boston  Financial  Data Services, Inc.,  P.O.  Box  8517,
Boston, Massachusetts 02266-8517, is the Transfer Agent for each of the Funds.


Independent Public Accountants

PricewaterhouseCoopers LLP, One Post Office Square, Boston, Massachusetts 02109, is the independent public accountant for each of the Funds. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds, assists in the preparation and/or review of each of the Fund's federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.


           BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Management Agreements between the Manager and the Sub-Advisers provides that the Sub-Advisers place all orders for the purchase and sale of securities which are held in each Fund's portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of each Sub-Adviser to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. The Sub-Adviser shall consider all factors that it deems relevant when assessing best price and execution for the Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

     In addition when selecting brokers to execute transactions and in evaluating the best available net price and execution, the Sub-Advisers are authorized by the Trustees to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), provided by the broker. The Sub-Advisers are also authorized to cause a Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. The Sub-Advisers must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Sub-Adviser exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Sub-Adviser. The Funds may purchase and sell portfolio securities through brokers who provide the Funds with research services.

      The Trustees will periodically review the total amount of commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to each Fund of using particular brokers or dealers. It is possible that certain of the services received by the Sub-Adviser attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Sub-Advisers.

      The fees of the Sub-Advisers are not reduced by reason of their receipt of such brokerage and research services. Generally, no Sub-Adviser provides any services to any Fund except portfolio investment management and related record-keeping services. However, a Sub-Adviser for a particular Fund or its affiliated broker-dealer may execute portfolio transactions for such Fund and receive brokerage commissions, or markups, for doing so in accordance with Sections 17(a) and 17(e) of the 1940 Act and the procedures adopted by the Trustees in accordance with the rules thereunder, and the terms of any exemptive order issued by the Securities and Exchange Commission. A Sub-Adviser for a Fund or its affiliated broker-dealers may not act as principal in any portfolio transaction for any Fund with which it is affiliated.

      In allocating portfolio transactions for a Fund among several broker-dealers, a Sub-Adviser may, but is not required to, take into account any sales of shares of that Fund by the broker-dealer or by an affiliate of the broker-dealer.

Brokerage Commissions

      During the last three fiscal years, the Funds paid the following brokerage fees:

Fund                      1996      1997      1998

Income Equity Fund  $   44,936 $ 126,564  $118,253
Capital    Appreciation   Fund$   421,852     (b)   $   371,969
$238,292
Special Equity Fund  $ 278,627 $ 616,474  $937,439
International Equity Fund$ 555,519$ 657,238$984,751
Emerging    Markets   Equity   Fund(a)       -----        -----
$31,571
-----------------------------------------
(a)   The Emerging Markets Equity Fund commenced operations  on
  February 9, 1998.
(b) The Capital Appreciation Fund paid brokerage commissions totaling $49,756 to Fahnestock & Co., an affiliated broker-dealer of Hudson Capital Advisors which then served as an Asset Manager.


Brokerage Recapture Arrangements

      During the last three fiscal years, the Funds paid the following fees to the following list of brokers with which the Funds have entered into brokerage recapture arrangements:

Fund                      1996      1997      1998

Income Equity Fund
*     Capital Institutional Services, Inc.    $   7,866       $
  19,771         $    6,809
*    Salomon Smith Barney               ---       $  53,306
---
Capital Appreciation Fund
*     Capital Institutional Services, Inc.      ---          --
  -   $    8,016
*     Salomon Smith Barney          $   7,758 $  55,771       $
  6,858
*     Donaldson & Co., Inc.         $  13,956   ---           $
  4,794
*     Westminster Research Assoc. Inc.        $   5,170       $
  9,408          $117,362
*      LJB   Associates                 $   55,224  $    11,057
  ---
Special Equity Fund
*     Capital Institutional Services, Inc.    $ 22,009        $
  33,840         $  16,680
International Equity Fund
*     Capital Institutional Services, Inc.    $   5,400       $
  1,188          $   1,254


          PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchasing Shares

      Investors may open accounts with the Funds through their financial planners or investment professionals, or by the Trust in limited circumstances as described in the Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients, other institutional investors such as corporations, endowment funds and charitable foundations, and tax-exempt employee welfare, pension and profit-sharing plans. There are no charges by the Trust for being a customer for this purpose. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

      Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations who may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor's name by contacting the broker-dealer or processing organization or the Trust's transfer agent. Certain processing organizations may receive compensation from the Trust's Manager, Administrator and/or a Sub-Adviser.

     Purchase orders received by the Trust before 4:00 p.m. New York Time, c/o Boston Financial Data Services, Inc. (the "Transfer Agent") at the address listed in the prospectus on any Business Day will receive the net asset value computed that day. Orders received after 4:00 p.m. by certain processing organizations which have entered into special arrangements with the Manager will also receive that day's offering price. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent.

     Federal Funds or Bank Wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations which have entered into special arrangements with the Trust.

     Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. To ensure that checks are collected by the Trust, redemptions of shares which were purchased by check are not effected until the clearance of the check which may take up to 15 days after the date of purchase, unless arrangements are made with the Administrator. However, during this 15 day period, such shareholder may exchange such shares into any other Funds of The Managers Funds (note: the 15 day holding period for redemptions is still applicable to these exchanged shares).

     If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, each Fund can redeem shares from any identically registered account in such Fund or any other Fund in the Trust as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares.

     Third  party  checks  which are payable  to  an  existing
shareholder  who  is  a  natural   person  (as  opposed  to  a
corporation or partnership) and endorsed over to a Fund or State Street Bank and Trust Company will be accepted.

     In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder's account on the Trust's books maintained by the Transfer Agent.

Redeeming Shares

     Any redemption orders received by the Trust before 4:00 p.m. New York Time on any Business Day will receive the net asset value determined at the close of trading on the NYSE on that day.
     Redemption orders received after 4:00 p.m. will be redeemed at the net asset value determined at the close of trading on the next Business Day. Redemption orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment adviser, such investment professional is responsible for promptly transmitting orders. There is no redemption charge. The Fund reserves the right to redeem shareholder accounts (after 60 days notice) when the value of the Fund shares in the account falls below $500 due to redemptions. Whether a Fund will exercise its right to redeem shareholder accounts will be determined by the Manager on a case-by-case basis.

      If the Fund determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Fund, in lieu of cash, in conformity with the applicable rule of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under the "Net Asset Value", and such valuation will be made as of the same time the redemption price is determined.

      Investors should be aware that redemptions from a Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder's taxpayer identification number, address, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder's account. In addition, if a shareholder sends a check for the purchase of fund shares and shares are purchased before the check has cleared, the transmittal of redemption proceeds from the shares will occur upon clearance of the check which may take up to 15 days. The Fund reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Fund of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Exchange of Shares

     An investor may exchange shares from any Fund into shares of any other of The Managers Funds without any charge. An exchange may be made as long as after the exchange the investor has shares, in each Fund where he or she remains an investor, with a value of at least that Fund's minimum investment amount. Shareholders should read the Prospectus of the Fund that they are exchanging into. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. Shares are exchanged on the basis of the relative net asset value per share. Exchanges are in effect purchases of one Fund and redemptions of another Fund, and therefore, the usual purchase and redemptions procedures and requirements apply to each exchange. Shareholders are subject to federal income tax and may recognize capital gains or losses on the exchange for federal income tax purposes. Shares of the Fund to be acquired or purchased for settlement when the proceeds from redemption become available. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

Net Asset Value

     Each of the Funds computes its Net Asset value once daily on Monday through Friday on each day on which the New York Stock Exchange ("NYSE") is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York Time. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day. The Funds may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York Time.

     The net asset value of each Fund is equal to the value of the Fund (assets minus liabilities) divided by the number of shares outstanding. Fund securities listed on an exchange are valued at the last quoted sale price on the exchange where such securities are principally traded on the valuation date, prior to the close of trading on the NYSE, or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities for which market quotations are readily available are valued at the last sale price or, lacking any sales, at the last quoted bid price on that date prior to the close of trading on the NYSE. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees.


Dividends and Distributions

     Each of the Funds declares and pays dividends and distributions as described in the Prospectus.

     If a shareholder has elected to receive dividends and/or their distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder's address of record, the dividends and/or distribution will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.


                     TAXATION OF THE FUNDS

      The following discussion of tax consequences is based on U.S. Federal tax laws in effect as of the date of this SAI.
These laws and regulations are subject to change by legislative or administrative action.

      Each Fund intends to qualify and remain qualified as a regulated investment company ("RIC") under Subchapter M of the Code. As a RIC, a Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of securities, certain gains from foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (ii) diversify its holdings so that, at the end of each fiscal quarter of its taxable year, (a) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, investments in other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies). As a RIC, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's timing requirements.

      Under the Code, a Fund will be subject to a 4% excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements a by the end of the calendar year. The Funds intends to make distributions in a timely manner, and accordingly, does not expect to be subject to the excise tax.

      For federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year generally will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will be taxable to a shareholder in the year declared rather than the year paid.

      Distributions of net investment income and realized net short-term capital gain in excess of net long-term capital losses (other than exempt interest dividends) are generally taxable to shareholders of the Fund as ordinary income whether such distributions are taken in cash or reinvested in additional shares. Distributions to corporate shareholders of the Fund are not eligible for the dividends received deduction. Distributions of net long-term capital gains (i.e., net long-term capital gain in excess of net short-term capital loss) are taxable to shareholders of the Fund as long-term capital gains, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholders has held shares in the Fund. In general, long-term capital gain of an individual shareholder will be subject to a reduced rate of tax. Investors should consult their tax advisors concerning the treatment of capital gains and losses. Additionally, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend of shares in the Fund.

      All of the Funds except for International Equity Fund may invest in futures contracts or options. Certain options, futures contracts and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40") regardless of the length of time the contract was held. Also, section 1256 contracts held by a Fund at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value. The resultant paper gains or losses are also treated as 60/40 gains or losses. When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of any preceding year-end paper gain or loss. The use of section 1256 contracts may force a Fund to distribute to shareholders paper gains that have not yet been realized in order to avoid federal income tax liability.

             Gains   and  losses  on  the  sales  of  portfolio
securities will be treated as long-term capital gains or losses if the securities have been held for more than one year, except in certain cases where, if applicable, a put is acquired or a call option is written thereon or straddle rules are otherwise applicable. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. Except as described below, if an option written by the Funds lapse or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are purchased by the Fund pursuant to the exercise of a put option written by the Fund, the Fund will subtract the premium received from its cost basis in the securities purchased.

     Any distribution of net investment income or capital gains will have the effect of reducing the net asset value of the Fund's shares held by a shareholder by the same amount as the distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a distribution, the distribution, although constituting a return of capital to the shareholder, will be taxable as described above.

     Any gain or loss realized on the redemption or exchange of the Fund's shares by a shareholder who is not a dealer in securities will be treated as a long-term capital gain or loss if the shares have been held for more than one year, and otherwise as a short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares.

      If a correct and certified taxpayer identification number is not on file, the Fund is required, subject to certain exemptions, to withhold 31% of certain payments made or distributions to non-corporate shareholders.

      Certain  Funds may invest in obligations  (such  as  zero
coupon bonds) which are issued with original issue discount ("OID"). Under the code, OID is accrued as investment income over the life of the investment even in the absence of cash payments. Accordingly, such Funds may be required to sell some of their assets in order to satisfy the distribution requirements applicable to RICs.

      Foreign currency gains or losses on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated forward contracts generally will be treated as ordinary income or loss. Any non-U.S. dollar denominated futures or options contract may be treated as either ordinary income or capital gain if it meets the requirements of Section 1256.

       Newly  enacted  Code  Section  1259  will  require   the
recognition of gain (but not loss) if a Fund makes a "constructive sale" of an appreciated financial position (e.g. stock). A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

      Foreign Shareholders. Dividends of net investment income and distribution of realized net short-term gain in excess of net long-term loss to a shareholder who, as to the United States, is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate)
unless the dividends are effectively connected with a U.S. trade of business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long-term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade of business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

      In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, the Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of the Fund's shares unless IRS Form W-8 is provided. Transfers by gift of shares of the Fund by a foreign shareholder who is a non-resident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

      The International Equity, Emerging Markets Equity, Global Bond, Bond and Short and Intermediate Bond Funds may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Fund's assets to be invested within various countries is not known. If more than 50% of such a Fund's total assets at the close of a taxable year consists of stock or securities in foreign corporations, and the Fund satisfies the holding period requirements, the Fund may elect to pass through to its shareholders the foreign income taxes paid thereby. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received by the shareholders, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. The shareholders will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit will be allowed for shareholders who hold the Fund for at least 16 days during the 30-day period beginning on the date that is 15 days before the ex-dividend date. Beginning in 1998, shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year can elect to claim the foreign tax credit for these amounts directly on their federal income tax returns (IRS Forms 1040) without having to file a separate Form 1116. It should be noted that only shareholders that itemize deductions may deduct foreign income taxes paid by them.

      State and Local Taxes. The Funds may also be subject to state and/or local taxes in jurisdictions in which the Funds are deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states, which have income tax laws, might differ from treatment under the federal income tax laws. Shareholders should consult with their own tax advisers concerning the foregoing state and local tax consequences of investing in the Funds.

      Other Taxation. The Funds are series of a Massachusetts business trust. Under current law, neither the Trust nor any Fund in the Trust is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that each Fund of the Trust continues to qualify as a regulated investment company under Subchapter M of the Code.


                       PERFORMANCE DATA

      From time to time, the Funds may quote performance in terms of yield, actual distributions, total return or capital appreciation in reports, sales literature, and advertisements published by the Funds. Current performance information for each of the Funds may be obtained by calling the number provided on the cover page of this Statement of Additional Information. See the Funds' Prospectus.

Yield
      The Income Equity Fund, the Short and Intermediate Bond Fund, the Bond Fund and the Global Bond Fund may include in advertisements or sales literature certain total return and yield information in terms of a 30-day yield quotation. "Yield" refers to income generated by an investment in the Fund during the previous 30-day (or one-month) period. The 30-day yield quotation is computed by dividing the net investment income per share on the last day of the period, according to the following formula:

              Yield = 2[((a-b) / (cd) + 1)^6 - 1]

In the above formula,    a = dividends and interest earned
during the period
               b = expenses accrues for the period, net of reimbursements
                        c = the average daily number of shares
                 outstanding during the period that were
                 entitled to receive dividends
               d = the maximum offering price per share on the last day of the period

The figure is then annualized. That is, the amount of income generated during the 30-day (or one-month) period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. The Funds' yield figures are based on historical earnings and are not intended to indicate future performance.

      The 30-day yields for the period ended December 31, 1998, were as follows:

Fund                          30-Day Yield at 12/31/98

Income Equity Fund                        1.15%
Short and Intermediate Bond               5.19%
Fund
Bond Fund                                 6.86%
Global Bond Fund                          3.61%


Total Return

      Each of the Funds may advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods that a Fund has been in existence. Average Annual return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                       P (1 + T) N = ERV

In the above formula,    P =  a hypothetical initial payment of
$1,000
               T =  average annual total return
               N =  number of years
                          ERV =  ending redeemable value of
                  the hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period

The figure is then annualized. The formula assumes that any charges are deducted from the initial $1,000 payment and assumes that all dividends and distributions by the Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period

                         Average Annual Returns
NAME OF FUND         1      5 YEARS 10      SINCE
                     YEAR           YEARS   INCEPTION*
Income Equity Fund           17.68%  14.43%
                     11.73%
Capital Appreciation         21.51%  18.36%
Fund                 57.34%
Special Equity Fund          15.35%  16.64%
                     0.20%
International Equity         11.16%  11.62%
Fund                 14.54%
Emerging     Markets  ---     ---     ---       -22.60
Equity Fund
Short  &  Int.  Bond           4.23%
Fund                 5.31%          7.13%
Bond Fund                      7.77%
                     3.29%          9.75%
Global Bond Fund               ---     ---      8.24%
                     19.27%
*  Data since inception are shown for Funds that are less  than
10  years  old.   Global  Bond  Fund  commenced  operations  on
3/25/94. The Emerging Markets Equity Fund commenced operations on 2/9/98.

Performance Comparisons

      Each of the Funds may compare its performance to the performance of other mutual funds having similar objectives. This comparison must be expressed as a ranking prepared by independent services or publications that monitor the performance of various mutual funds such as Lipper, Inc. ("Lipper"), Morningstar, Inc., ("Morningstar") and IBC Money Fund Report ("IBC"). Each Fund's performance may also be compared to the performance of various unmanaged indices such as the Standard & Poor's 500 Stock Price Index or the Dow Jones Industrial Average.

      "Lipper-Fixed Income Fund Performance Analysis" is a monthly publication prepared by Lipper, which tracks net assets, total return, principal return and yield on approximately 950 fixed-income mutual funds offered in the United States. Lipper also prepares the "Lipper Composite Index," a performance benchmark based upon the average performance of publicly offered stock funds, bond funds, and money market funds as reported by Lipper.

      Morningstar,  Inc.,  a widely used  independent  research
firm,   also   ranks  mutual  funds  by  overall   performance,
investment objectives and assets.

      From time to time, in reports and sales literature, the Funds may compare their performance, risk quality and liquidity characteristics to money market funds, treasury bills and notes, GIC's and various indices of unmanaged securities. Charts may be shown depicting the relative yield and risk relationships between the Fund and these indices. In general, instruments with shorter maturities or durations tend to be less risky (have lower price volatility) than those with longer maturities or durations. Risk and yield tend to be greater for corporate issues than for government securities or money market funds. Money market funds invest only in high quality instruments that are denominated in U.S. dollars and that have relatively short periods to maturity. Accordingly, money market funds tend to have fairly low risk and price volatility. The indices used, and the basis for these comparisons, may include:

     The IBC Money Market Fund Index, prepared by IBC Financial Data, Inc. in "IBC's Money Market Fund Report," is a weekly publication which tracks net assets, yield, maturity and portfolio holdings on most money market funds offered in the U.S. Yields quoted on the IBC index are based on a 30-day period.

      Yields on two-year Treasury notes or one-year Treasury bills are quoted in the Wall Street Journal. Yields on these indices are generally higher than on money market funds, but carry higher risk due to their longer durations.

      Unmanaged government and corporate indices are published by Merrill Lynch, Salomon Smith Barney and Lehman Brothers. Indices which may be compared to the Short and Intermediate Bond Fund, the Bond Fund and the Global Bond Fund include the Merrill Lynch 1-3 Year Treasury Index, the Merrill Lynch 1-5 Year Government/Corporate Index, the Lehman Brothers Government/Corporate Index and the Salomon Smith Barney World Government Index, respectively. These indices are all published on Bloomberg and some are published in the Wall Street Journal, as well as in information provided by Merrill Lynch, Salomon Smith Barney and Lehman Brothers.

Massachusetts Trust

     Each of the Funds is a separate and distinct series of the Trust which is commonly known as a "Massachusetts business trust." A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and are described below.

      Under Massachusetts's law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

      No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdiction, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of a Fund. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of a Fund.

     The Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of the Fund or to a shareholder, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Fund, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Fund for any satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

      The  Trust  shall  continue without  limitation  of  time
subject   to  the  provisions  in  the  Declaration  of   Trust
concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

Description of Shares

      The Trust is an open-end management investment company organized as a Massachusetts business trust in which each of the Funds represent a separate series of shares of beneficial interest. See "Massachusetts Trust" above.

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value)  of  one  or more series and to divide  or  combine  the shares of any series, if applicable without changing the proportionate beneficial interest of each shareholder in the Fund or assets of another series, if applicable. Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See "Massachusetts Trust" above. Shares of the Funds have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and in this Statement of Additional Information.

     The shareholders of the Trust are entitled to one vote for each share held (or a proportionate fractional vote in respect of a fractional share amount), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or by the Declaration of Trust of the Trust.

      Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee from office. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the shares of the Trust. In addition, whenever ten or more shareholders of record who have been shareholders of record for at least six months prior to the date of the application, and who hold in the aggregate either shares of the Fund having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any of the Trustees and accompanies by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed shareholder communication and form of request. If the Trustees elect to follow the latter, the Trustees, upon the written request of such applicants accompanies by a tender of the material to be mailed and the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more objections or refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more objections, the SEC shall find, after notice and opportunity for a hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

      The Trustees have authorized the issuance and sale to the public of shares of ten series of the Trust. The Trustees may authorize the issuance of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset value procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of the additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of the Fund, to the extent required by the 1940 Act.




Additional Information

       This Statement of Additional Information and the Prospectus do not contain all of the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act and the Portfolio's Registration Statement filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements including the Exhibits filed therewith may be examined at the office of the SEC in Washington DC.

      Statements contained in the Statement of Additional Information and the Prospectus concerning the contents or any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the applicable Registration Statement. Each such statement is qualified in all respects by such reference.

       No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus or this Statement of Additional Information, in connection with the offer of shares of the Fund and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Fund or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.


                     FINANCIAL STATEMENTS

      The following audited Financial Statements and the Notes for each of the Funds, and the Report of Independent Accountants of PricewaterhouseCoopers LLP are incorporated by reference to this SAI from their respective annual report filings made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. Any of the Financial Statements and reports are available without charge by calling The Managers Funds at (800) 835-3879, on The Managers Funds Internet website at http://www.managersfunds.com or on the SEC's Internet website at http://www.sec.gov.

Fund                      Date  of  Annual  Report;  Date   of
                          Filing   of   Annual   Report;   and
                          Accession Number

Income Equity Fund        12/31/98;   2/26/99;  0000720309-99-
                          000010
Capital     Appreciation  12/31/98;   2/26/99;  0000720309-99-
Fund                      000010
Special Equity Fund       12/31/98;   2/26/99;  0000720309-99-
                          000010
International     Equity  12/31/98;   2/26/99;  0000720309-99-
Fund                      000011
Emerging Markets  Equity  12/31/98;   2/26/99;  0000720309-99-
Fund                      000011
Short  and  Intermediate  12/31/98;   2/26/99;  0000720309-99-
Bond Fund                 000012
Bond Fund                 12/31/98;   2/26/99;  0000720309-99-
                          000012
Global Bond Fund          12/31/98;   2/26/99;  0000720309-99-
                          000012

                          APPENDIX A

                DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S:

CORPORATE AND MUNICIPAL BONDS

AAA -      Debt rated AAA has the highest ratings assigned  by
     Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -      Debt  rated  BBB is regarded as having an  adequate
     capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB - Debt rated BB is regarded as having less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 -     This designation indicates that the degree of safety
     regarding timely payment is very strong.

SHORT-TERM TAX-EXEMPT NOTES

SP-1 -   The short-term tax-exempt note rating of SP-1 is  the
     highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

SP-2 -     The  short-term tax-exempt note rating of SP-2  has
     satisfactory capacity to pay principal and interest.

MOODY'S:

CORPORATE AND MUNICIPAL BONDS

Aaa -      Bonds  which are rated Aaa are judged to be of  the
     best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -      Bonds  which are rated Baa are considered as medium
     grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds  which  are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

Prime-1 - Issuers   rated   Prime-1  (or  related   supporting
          institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

          --   Leading  market  positions in well  established
               industries.
          --   High rates of return on funds employed.
          --   Conservative  capitalization  structures   with
               moderate  reliance  on  debt  and  ample  asset
               protection.
          --   Broad  margins  in earnings coverage  of  fixed
               financial   charges  and  high  internal   cash
               generation.
          --   Well established access to a range of financial
               markets   and  assured  sources  of   alternate
               liquidity.

SHORT-TERM TAX EXEMPT NOTES

MIG-1 - The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2 - MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.